SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No.  )

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NEXTEL COMMUNICATIONS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Preliminary Copies

LOGO	Nextel Communications, Inc. 2001 Edmund Halley Drive, Reston, VA 20191 703-433-4000

April 24, 2000

To Our Stockholders:

      On behalf of the Board of Directors of Nextel Communications, Inc., we cordially invite you to attend our Annual Meeting of Stockholders to be held at The Sheraton Reston Hotel, 11810 Sunrise Valley Drive, Reston, Virginia 20191 on Thursday, May 25, 2000 at 10:00 a.m., local time. A notice of Annual Meeting, proxy statement containing information about the matters to be acted upon at the Annual Meeting and proxy card are enclosed.

      We urge you to attend the Annual Meeting. Your participation in the affairs of Nextel is important. The Annual Meeting is an excellent opportunity for our management to discuss our progress with you in person.

      Whether in person or by proxy, it is important that your shares be represented at the Annual Meeting. To ensure your participation in the Annual Meeting, regardless of whether you intend to attend in person, please complete, sign, date and return the enclosed proxy card promptly. If you attend the Annual Meeting, you may revoke your proxy at that time and vote in person, if you wish, even if you have previously returned your proxy card.

      We look forward to seeing you on May 25th.

Sincerely,

/s/ DANIEL F. AKERSON

Daniel F. Akerson
Chairman of the Board
/s/ TIMOTHY M. DONAHUE
Timothy M. Donahue
President and Chief Executive Officer

LOGO
Preliminary Copies

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 25, 2000

      Notice is hereby given that the Annual Meeting of Stockholders of Nextel Communications, Inc. will be held on May 25, 2000 at 10:00 a.m., local time at:

The Sheraton Reston Hotel
11810 Sunrise Valley Drive
Reston, Virginia 20191
(703) 620-9000

      The purpose of the meeting is to:

(1)	elect two of our directors to hold office for a three-year term ending on the date of our Annual Meeting of Stockholders three years from now or until their respective successors have been duly elected and qualified;

(2)	consider and vote upon a proposed amendment to our Certificate of Incorporation to increase the total number of shares of our authorized capital stock from 613,883,948 to 2,233,883,948 in order to accommodate the proposed two-for-one split of our Class A Common Stock and to create additional shares for future issuances in various contexts;

(3)	consider and vote upon a proposal to approve our amended and restated Incentive Equity Plan, which would increase from 45,000,000 to 90,000,000 the number of shares of our Class A Common Stock that may be issued or transferred under that plan;

(4)	ratify the appointment of Deloitte & Touche LLP as our independent auditors to audit our consolidated financial statements for fiscal year 2000; and

(5)	consider and take action upon any other business that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

      The Board of Directors has established the close of business on March 31, 2000, as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

      IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE VOTE AT THE ANNUAL MEETING BY FOLLOWING THE PROCEDURES SET FORTH IN THE ACCOMPANYING PROXY STATEMENT.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ DANIEL F. AKERSON
DANIEL F. AKERSON
Chairman of the Board

Reston, Virginia

April 24, 2000

NEXTEL COMMUNICATIONS, INC.
Preliminary Copies
2001 Edmund Halley Drive
Reston, Virginia 20191
(703) 433-4000

PROXY STATEMENT

Annual Meeting of Stockholders

To be Held May 25, 2000

GENERAL INFORMATION

      This proxy statement is being furnished to stockholders of Nextel Communications, Inc., a Delaware corporation, as of March 31, 2000, the record date established by our Board of Directors, in connection with our Annual Meeting of Stockholders to be held at The Sheraton Reston Hotel, 11810 Sunrise Valley Drive, Reston, Virginia 20191, on Thursday, May 25, 2000 at 10:00 a.m., local time, and any adjournments or postponements of the Annual Meeting.

      At the Annual Meeting, stockholders will be asked to consider and vote upon the election of directors, a proposed amendment to our Certificate of Incorporation to increase the number of our authorized shares of capital stock, a proposal to approve our amended and restated Incentive Equity Plan, which would increase the number of shares available for issuance and transfer under that plan, and to ratify the appointment of Deloitte & Touche LLP as our independent auditors for fiscal year 2000.

Solicitation, Use and Revocation of Proxies

      Our Board of Directors solicits the accompanying proxy for use at the Annual Meeting. You may revoke the proxy at any time before its use by:

•	delivering to our General Counsel a signed notice of revocation or a later dated proxy;

•	attending the Annual Meeting and voting in person; or

•	giving notice of revocation of the proxy at the Annual Meeting.

      Your attendance at the Annual Meeting by itself does not constitute revocation of your proxy. Prior to the Annual Meeting, any written notice of revocation should be sent to Nextel Communications, Inc., 2001 Edmund Halley Drive, Reston, Virginia 20191, Attention: General Counsel. Any notice of revocation that is delivered at the Annual Meeting should be hand delivered to our General Counsel before a vote is taken on each matter. You may be asked to present documents for the purpose of establishing your identity as a Nextel stockholder. This proxy statement, the accompanying proxy card and the 1999 Annual Report to Stockholders are being mailed or otherwise distributed to you on or about April 24, 2000.

      The shares represented by properly executed proxies will be voted according to the instructions indicated on those proxies. Properly executed proxies received with no instructions will be voted:

•	“FOR” the election of the nominees for director named in this proxy statement or substitute nominees the Board of Directors may designate;

•	“FOR” amendment to our Certificate of Incorporation to increase the total number of our authorized shares of capital stock from 613,883,948 to 2,233,883,948;

•	“FOR” approval of our amended and restated Incentive Equity Plan, which would increase from 45,000,000 to 90,000,000 the number of shares of our Class A Common Stock that may be issued or transferred under that plan;

•	“FOR” ratification of the appointment of Deloitte & Touche LLP as our independent accountants to audit our consolidated financial statements for fiscal year 2000; and

•	at the discretion of the persons named as proxies on all other matters that may properly come before the Annual Meeting.

Record Date, Voting Rights and Outstanding Shares

      Our Board of Directors has established the close of business on March 31, 2000 as the record date for determining stockholders entitled to receive notice of and vote on proposals at the Annual Meeting or any adjournment or postponement of the Annual Meeting.

      Only holders of record of our Class A Common Stock, par value $0.001 per share, and our Class A Convertible Redeemable Preferred Stock, par value $0.01 per share, which we will refer to as our Class A Preferred Stock, on the record date are entitled to vote at the Annual Meeting.

      Each holder of record of Class A Common Stock at the close of business on March 31, 2000 is entitled to one vote per share on each matter to be voted upon by the stockholders at the Annual Meeting other than the election of the director nominated by the holder of the Class A Preferred Stock, which we will refer to as the Class A Preferred Director. The holder of record of the Class A Preferred Stock at the close of business on the record date is entitled to one vote per share of Class A Common Stock into which its shares of Class A Preferred Stock are convertible on the record date. The holder of Class A Preferred Stock is entitled to vote those shares together with the holders of Class A Common Stock on each matter to be voted upon at the Annual Meeting other than the election of directors. The holder of the Class A Preferred Stock is entitled to vote those shares as a separate class on the election of the Class A Preferred Director. As of the record date, there were 361,103,212 shares of Class A Common Stock issued and outstanding and 7,905,981 shares of Class A Preferred Stock issued and outstanding (convertible into 23,717,943 shares of Class A Common Stock).

Quorum, Voting Requirements and Effect of Abstentions and Non-Votes

      At the Annual Meeting, inspectors of election will determine the presence of a quorum and tabulate the results of the voting by stockholders. A quorum exists when holders of a majority of the total number of outstanding shares of Class A Common Stock that are entitled to vote at the Annual Meeting are present at the Annual Meeting in person or by proxy. A quorum is necessary for the transaction of business at the Annual Meeting.

      The inspectors will treat properly executed proxies marked “ABSTAIN” or required to be treated as “non-votes” as present for purposes of determining whether there is a quorum at the Annual Meeting. A “non-vote” occurs when a broker or nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker or nominee does not have discretionary voting power and has not received instructions from the beneficial owner of the shares.

      The two nominees for director (other than the Class A Preferred Director) who receive a plurality of the votes cast by the holders of the Class A Common Stock, voting as a separate class, and the nominee for Class A Preferred Director who receives a plurality of the votes cast by the holder of the Class A Preferred Stock, voting as a separate class, in each case in person or by proxy at the Annual Meeting, will be elected. The amendment to our Certificate of Incorporation requires the approval of holders of a majority of the Class A Common Stock and the Class A Preferred Stock, voting as a single class. All other matters will require the approval of a majority of the votes cast by the Class A Common Stock and the Class A Preferred Stock, voting as a single class, in person or by proxy at the Annual Meeting. Abstentions and non-votes will have the same effect as a vote against the proposals to amend our

Certificate of Incorporation to increase the number of our authorized shares of capital stock, to approve our amended and restated Incentive Equity Plan, which would increase the number of shares available for issuance and transfer under that plan, and to ratify the appointment of our independent auditors.

Internet Voting

      Stockholders whose shares are registered in the name of a bank or brokerage firm may be eligible to vote electronically through the Internet or by telephone. A large number of banks and brokerage firms are participating in the ADP Investor Communications Services online program, which provides eligible stockholders the opportunity to vote via the Internet or by telephone. The enclosed proxy card provides instructions for eligible stockholders. Stockholders not wishing to vote electronically through the Internet or whose form does not reference Internet or telephone voting information should complete and return the enclosed paper proxy card. Signing and returning the proxy card or submitting the proxy via the Internet or by telephone does not affect your right to revoke your proxy or to vote in person at the Annual Meeting.

ELECTION OF DIRECTORS

(Proposal No. 1)

      Pursuant to our By-Laws, the Board of Directors is divided into three classes of directors, with each class having a number of directors as nearly equal as possible and with the terms of each class expiring in a different year. The holder of the Class A Preferred Stock is Digital Radio, L.L.C., an entity controlled by Mr. Craig O. McCaw. Digital Radio is entitled to elect three Class A Preferred Directors or such greater number as is necessary to cause the total number of Class A Preferred Directors to equal 25% of the total number of members of the Board of Directors. In electing such directors, the holder of the Class A Preferred Stock votes separately as a class. The Class A Preferred Directors are to be allocated as equally as possible among our three classes of directors. Presently, there are three Class A Preferred Directors, including the Class A Preferred Director nominee in the following table. The holders of the Class A Common Stock are not entitled to vote for the Class A Preferred Directors and the holder of Class A Preferred Stock is not entitled to vote those shares in the election of members of the Board of Directors other than the Class A Preferred Directors.

      Digital Radio has informed us that it intends to vote all of the Class A Preferred Stock to elect the Class A Preferred Director-nominee named in the following table. Valid proxies received will be voted, unless contrary instructions are given, to elect the other two nominees named in the following table. Should any nominee decline or be unable to accept such nomination to serve as a director, an event that we do not currently anticipate, the persons named in the enclosed proxy reserve the right, in their discretion, to vote for a lesser number of or for substitute nominees designated by our Board of Directors, to the extent consistent with our Certificate of Incorporation and our By-Laws. As of the date of this proxy statement, the total number of directors, including the Class A Preferred Directors, eligible to serve is ten.

      Each of the nominees for director is currently a member of our Board of Directors and, if elected, will hold office until the 2003 Annual Meeting of Stockholders and until his respective successor is duly elected and qualified.

The incumbent directors who are not standing for election at the Annual Meeting are to serve until the end of their respective terms as specified in the following table and until their respective successors are duly elected and qualified.

		Director
Name	Age	Since	Positions with Nextel	Committees

Nominees for Directors to Hold Office Until 2003

William E. Conway, Jr.	50	1997	Director	Audit, Compensation, Finance and Interested Party
Morgan E. O’Brien	55	1987	Vice Chairman of the Board of Directors	Operations and Nominating
William A. Hoglund*	46	1998	Director	Operations

Directors Holding Office Until 2002

Daniel F. Akerson	51	1996	Chairman of the Board of Directors	Operations and Nominating
Timothy M. Donahue	51	1996	President and Chief Executive Officer and Director	Finance
Frank M. Drendel	55	1997	Director	Audit and Compensation
Dennis M. Weibling*	48	1995	Director	Audit, Compensation, Finance, Nominating, Operations and Interested Party

Directors Holding Office Until 2001

Keith J. Bane	60	1995	Director	Interested Party
Janet Hill	52	1999	Director	Audit
Craig O. McCaw*	50	1995	Director	Operations

  *  Class A Preferred Director.

      The Board of Directors recommends a vote “FOR” incumbent directors William E. Conway, Jr. and Morgan E. O’Brien.

Information Concerning Nominees for Election and Incumbent Directors

      Based upon information received from the respective directors, set forth below is information with respect to the individuals who are nominees for election to our Board of Directors and our incumbent directors who are not standing for election at the Annual Meeting.

      Nominees for Election as Directors to Hold Office Until the 2003 Annual Meeting of Stockholders

      WILLIAM E. CONWAY, JR. Mr. Conway has served as one of our directors since February 1997. Since 1987, Mr. Conway has been a Managing Director of The Carlyle Group. Mr. Conway currently serves as a director of Global Crossing Ltd.

      MORGAN E. O’BRIEN. Mr. O’Brien has served as one of our directors since co-founding Nextel in 1987. Since March 1996, Mr. O’Brien has served as Vice Chairman of our Board of Directors. From 1987 to March 1996,

Mr. O’Brien served as Chairman of our Board of Directors. From 1987 to October 1994, Mr. O’Brien also served as our General Counsel.

      WILLIAM A. HOGLUND. Mr. Hoglund has served as one of our directors since November 1998. Since January 1996, Mr. Hoglund has been Vice President and Chief Financial Officer of Eagle River, Inc., a company formed to make strategic investments in telecommunications ventures. From 1978 until joining Eagle River, Mr. Hoglund was with J.P. Morgan & Co. in its investment-banking group most recently as Managing Director, focusing for the last nine years on clients in the telecommunications, cable and media industries. Mr. Hoglund currently serves as a director of NEXTLINK Communications, Inc., a publicly held competitive local exchange carrier controlled by Mr. McCaw.

     Directors Holding Office Until the 2002 Annual Meeting of Stockholders

      DANIEL F. AKERSON. Mr. Akerson has served as Chairman of our Board of Directors since joining us on March 6, 1996. Mr. Akerson served as our Chief Executive Officer from March 1996 until July 1999, when he stepped down from this position. In September 1999, Mr. Akerson became Chairman of the board of directors and Chief Executive Officer of NEXTLINK Communications. From June 1993 until March 5, 1996, Mr. Akerson served as a general partner of Forstmann Little & Co., a private investment firm. While serving as a general partner of Forstmann Little, Mr. Akerson also held the positions of Chairman of the board of directors and Chief Executive Officer of General Instrument Corporation, a technology company acquired by Forstmann Little. From 1983 to 1993, Mr. Akerson held various senior management positions with MCI Communications Corporation, including President and Chief Operating Officer. Mr. Akerson currently serves as a director of the American Express Company, America OnLine, Inc., and Nextel International, Inc., one of our substantially wholly owned subsidiaries.

      TIMOTHY M. DONAHUE. Mr. Donahue has served as our Chief Executive Officer since July 1999. Mr. Donahue has served as our President since joining Nextel in February 1996 and also served as Chief Operating Officer from February 1996 until July 1999. Mr. Donahue has served as one of our directors since June 1996. From 1986 to January 1996, Mr. Donahue held various senior management positions with AT&T Wireless Services, Inc., including Regional President for the Northeast. Mr. Donahue serves as Chairman of the board of directors of Nextel International and as a director of Nextel Partners, Inc. and Spectrasite Holdings, Inc.

      FRANK M. DRENDEL. Mr. Drendel has served as one of our directors since August 1997. Mr. Drendel has served as Chairman and Chief Executive Officer of CommScope, Inc., a manufacturer of coaxial cable and supplier of high-performance electronics cables, since 1976. Mr. Drendel currently serves as a director of General Instrument Corporation.

      DENNIS M. WEIBLING. Mr. Weibling has served as one of our directors since July 1995. From October 1995 to March 1996, Mr. Weibling served as our acting Chief Executive Officer. Since 1993, Mr. Weibling has been an officer of Eagle River. Mr. Weibling currently serves as a director of Nextel International, Nextel Partners and NEXTLINK Communications.

     Directors Holding Office Until the 2001 Annual Meeting of Stockholders

      KEITH J. BANE. Mr. Bane has served as one of our directors since July 1995. Since March 1997, Mr. Bane has been Executive Vice President and President, Americas Region of Motorola, Inc. From August 1994 to March 1997, Mr. Bane served as Executive Vice President and Chief Corporate Staff Officer of Motorola. From 1973 to August 1994, Mr. Bane held various senior management positions with Motorola.

      JANET HILL. Mrs. Hill has served as one of our directors since November 1999. Since 1981, Mrs. Hill has been Vice President of Alexander & Associates, Inc., a corporate consulting firm in Washington, D.C. Mrs. Hill also serves as a director of Wendy’s International, Inc., Progressive Insurance Company, Dean Foods, Inc. and First Union Bank of Virginia, Washington, D.C. and Maryland.

      CRAIG O. MCCAW. Mr. McCaw has served as one of our directors since July 31, 1995. Since 1994, Mr. McCaw has been Chairman of the board of directors and Chief Executive Officer of Eagle River, and since 1995, Chairman of the board of directors of Digital Radio, a company formed for the purpose of making an equity investment in Nextel. From 1974 to September 1994, Mr. McCaw served as Chairman of the board of directors and Chief Executive Officer of McCaw Cellular Communications, Inc. which was sold to AT&T Corp. in August 1994. Mr. McCaw currently serves as a director of Nextel International and NEXTLINK Communications.

Information Regarding Certain Directorships

      In connection with a number of our transactions, we have granted parties the right to nominate persons for election to our Board of Directors. Additionally, we have agreed to limit the size of our Board of Directors to a maximum of sixteen members.

      The directorships of Messrs. McCaw, Hoglund and Weibling, who collectively are all the Class A Preferred Directors, are connected with Digital Radio’s investment in Nextel. Digital Radio, as the sole holder of the Class A Preferred Stock, is entitled to elect three directors or such greater number as is necessary to cause the total number of directors elected by the holder of the Class A Preferred Stock to equal 25% of the total number of members of our Board of Directors. Digital Radio has designated three directors, the current maximum number to which it is entitled. In electing these directors, the holder of the Class A Preferred Stock votes separately as a class.

      Since directors elected by the holder of the Class A Preferred Stock are to be allocated as equally as possible among our three classes of directors, one Class A Preferred Director has been allocated to each of the three classes. Digital Radio would no longer be entitled to elect the Class A Preferred Directors if, as a result of a sale, transfer or other disposition, it were to hold Nextel equity securities having less than 5% of the aggregate voting power required to elect our Board of Directors. Digital Radio has also agreed not to vote its shares of Class A Common Stock for the election of any nominees for director other than those endorsed by at least 80% of the members of our then current Board of Directors, excluding any of those members who are representatives of Digital Radio. Digital Radio has agreed to cast its votes for such nominees in the same proportions as the votes cast by our other stockholders.

      Mr. Bane’s directorship is connected with Motorola’s investment in Nextel pursuant to the terms of the Contribution and Merger Agreement, dated August 4, 1994, as amended, by and among Nextel, Motorola, ESMR, Inc. and ESMR Sub, Inc. Subject to specified conditions, as long as Motorola owns 5% or more of our outstanding shares of Class A Common Stock and Class B Nonvoting Common Stock, Motorola is entitled to nominate two persons for election as members of our Board of Directors. Motorola has elected currently to exercise this right only with respect to one nominee.

Compensation of Directors

      All directors are reimbursed for direct expenses relating to their activities as members of our Board of Directors. In addition, our Incentive Equity Plan permits grants and awards to “Nonaffiliate Directors,” as defined in that plan. Currently, the Nonaffiliate Directors are Messrs. Akerson (since July 1999), Conway and Drendel and Mrs. Hill. Upon commencement of their respective terms, each of the Nonaffiliate Directors was granted options to acquire 5,000 shares of our Class A Common Stock. In the case of Messrs. Conway and Drendel these options are fully vested. In the case of Mr. Akerson and Mrs. Hill, who received their initial grants as Nonaffiliate Directors in 1999, these options will vest in three equal installments on each of the first three anniversaries of the date of grant. We also provided an annual stock option grant covering 1,000 shares of our Class A Common Stock to each Nonaffiliate Director who was a director at the time of any stock option grant to our employees, on terms identical to those grants made to our employees, except that the Nonaffiliate Directors received grants with a three year vesting schedule, instead of a four year vesting schedule. In addition, a Nonaffiliate Director who was a Chairman of a committee formally established by our Board of Directors received an annual cash payment of $5,000 for each committee of which he or she was chairman, in addition to an annual retainer in the amount of $20,000 which was payable to each Nonaffiliate Director.

      In order to attract and retain the most qualified candidates, as of February 17, 2000, we changed our policy regarding compensation of Nonaffiliate Directors. For 2000 and in the future, each Nonaffiliate Director will receive options to purchase 5,000 shares of our Class A Common Stock upon commencement of his or her initial term, in addition to options to purchase 5,000 shares of our Class A Common Stock for each committee of our Board of Directors of which each Nonaffiliate Director is Chairman. Furthermore, all Nonaffiliate Directors will receive annually, at the time of standard stock option grants made to our employees, options to purchase 10,000 shares of our Class A Common Stock. All of these options will vest ratably over a three year term. For the current year, these grants were made on February 17, 2000. These options grants are in lieu of the cash payments previously made to Nonaffiliate Directors.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the Securities and Exchange Commission initial reports of beneficial ownership and reports of changes in beneficial ownership of our Class A Common Stock and our Class B Nonvoting Common Stock, which we refer to collectively as our “Common Stock,” and our other equity securities. The rules under Section 16(a) of the Securities Exchange Act require those persons to furnish us with copies of all reports filed pursuant to Section 16(a).

      Reports received by us indicate that Messrs. Akerson and Grinstein each failed to file on a timely basis with respect to one transaction and Mrs. Hill failed to file on a timely basis a Form 3 upon her election as a director. In addition, Mr. McCaw failed to report transactions related to his previously announced program to cause a trust to sell 15,000 shares of our Class A Common Stock per day commencing June 24, 1999 through December 31, 1999.

      Based solely upon a review of Forms 3, Forms 4 and Forms 5 and amendments to those forms furnished to us pursuant to Rule 16a-3(e) during the fiscal year ended December 31, 1999, and written representations of some of our directors and executive officers that no Forms 5 were required to be filed, we believe that, except as specified in the preceding paragraph, all directors, executive officers and beneficial owners of more than 10% of our Class A Common Stock have filed with the Securities and Exchange Commission on a timely basis all reports required to be filed under Section 16(a) of the Securities Exchange Act.

BOARD OF DIRECTORS AND BOARD COMMITTEES

      During 1999, our Board of Directors held 16 regularly scheduled and special meetings. During 1999, all current directors attended at least 75% of those meetings and the committees of which the directors were members, with the exception of Messrs. Conway and Drendel who each attended 63% of the meetings held by our Board of Directors. In addition to attending meetings, directors also discharge their responsibilities by review of our reports to directors, visits to our facilities, correspondence and telephone conferences with our executive officers and others regarding matters of interest and concern to us.

      Our Board of Directors has standing Audit, Compensation, Finance, Nominating, Operations and Interested Party committees. Pursuant to the terms of the securities purchase agreement entered into by Digital Radio in April 1995, each committee of our Board of Directors includes at least one Class A Preferred Director as a member. All committees report their activities, actions and recommendations to our Board of Directors as appropriate.

Audit Committee

      Messrs. Conway (Chairman), Drendel and Weibling and Mrs. Hill currently are members of the Audit Committee. The Audit Committee reviews with our management, the internal auditors and the independent auditors, our policies and procedures with respect to internal control; reviews significant accounting matters; approves the audited financial statements before public distribution; approves any significant changes in our accounting principles or financial reporting practices; reviews independent auditor services; and recommends to our Board of Directors the firm of independent auditors to audit our consolidated financial statements. The Audit Committee held three meetings during 1999.

Compensation Committee

      Messrs. Drendel (Chairman), Conway and Weibling currently are members of the Compensation Committee. The Compensation Committee is, and is expected to remain, composed entirely of directors who are not our employees or employees of our subsidiaries. The Compensation Committee recommends to our Board of Directors the compensation and cash bonus opportunities based on the achievement of objectives set by the Compensation Committee with respect to our President and Chief Executive Officer and the Vice Chairman of our Board of Directors; administers our compensation plans for the same executives; determines equity compensation for all employees; reviews and approves the cash compensation and bonus objectives recommended by our President and Chief Executive Officer for our other executive officers; and reviews various matters relating to employee compensation and benefits. The Compensation Committee administers, and makes all ongoing determinations concerning matters relevant to, our Incentive Equity Plan, our Employee Stock Purchase Plan and our Cash Compensation Deferral Plan. The Compensation Committee held seven meetings during 1999.

Finance Committee

      Messrs. Conway (Chairman), Donahue and Weibling currently are members of the Finance Committee. The Finance Committee was formed to review and, if appropriate, authorize us to pursue potential opportunities to raise funding through the incurrence of indebtedness, the issuance of equity securities and other similar matters. The Finance Committee is authorized to engage or consult from time to time, as appropriate, at our expense, one or more investment banking firms or other professional financial advisors to advise and assist the committee, independent legal counsel for the committee and such other experts and advisors as it considers necessary, appropriate or advisable in the discharge of its responsibilities. The Finance Committee held four meetings during 1999.

Nominating Committee

      The Nominating Committee was formed to recommend new members for nomination to the Board of Directors. Messrs. O’Brien (Chairman), Akerson and Weibling currently are members of the Nominating Committee. Our By-Laws provide that as long as there is an Operations Committee, there shall be a Nominating Committee composed of at least three members. All nominees proposed by the Nominating Committee to serve on the committees of our Board of Directors or to stand for election to our Board of Directors, other than nominees of Digital Radio, will be presented by the Nominating Committee to the Operations Committee for its endorsement before the submission of the nominations to our Board of Directors, except that any nomination or appointment made to meet or satisfy our contractual obligations that were in existence on April 4, 1995 need not be presented to the Operations Committee and need only be approved by a vote of a majority of a quorum of our Board of Directors. Nominees who receive the endorsement of the Operations Committee will be appointed to the designated committee or stand for election if approved by a quorum of our Board of Directors. Nominees who do not receive the endorsement of the Operations Committee will be appointed to the designated committee or stand for election only if approved by the lesser of a defined required vote or a majority of all of the members of our Board of Directors. The Nominating Committee did not meet in 1999 as the Operations Committee proposed nominees for election to our Board of Directors during 1999 that were elected by action of our full Board of Directors. The Nominating Committee has not yet adopted a policy with respect to the consideration of, nor has it instituted a formal procedure for considering, director candidates recommended by stockholders for election to our Board of Directors.

Operations Committee

      The Operations Committee was formed on July 31, 1995 in connection with Digital Radio’s investment in Nextel. Messrs. McCaw (Chairman), Akerson, Hoglund, O’Brien and Weibling currently are members of the Operations Committee. Our By-Laws provide that the Operations Committee is to be comprised of five members, three of whom will be Class A Preferred Directors. The Operations Committee has the authority to formulate key aspects of our business strategy, including decisions relating to the technology we use to provide wireless communications services (subject to existing equipment purchase agreements); actions with respect to acquisitions relating to wireless communications services; creation and approval of operating and capital expenditure budgets and of marketing, strategic and financing plans; nomination, supervision and oversight of some of our executive officers; and endorsement of nominees proposed by the Nominating Committee to serve on our Board of Directors and its committees. The Operations Committee did not meet during 1999 but took actions by unanimous written consent on one occasion.

      Our Board of Directors retains the power and authority to override actions taken or proposed by the Operations Committee, and in some circumstances, to terminate the Operations Committee. Our Board of Directors may override actions taken or proposed to be taken by the Operations Committee by majority vote, which would give rise to a $25 million liquidated damages payment to Digital Radio and the commencement of accrual of a 12% dividend payable on all outstanding shares of Class A Preferred Stock. See “Certain Relationships and Related Transactions.” Our Board of Directors, by a defined super-majority vote, may override actions taken or proposed by the Operations Committee, and in some circumstances, terminate the Operations Committee without triggering the obligations described above.

Interested Party Committee

      The Interested Party Committee was formed on July 31, 1995. Messrs. Bane (Chairman), Conway and Weibling currently are members of the Interested Party Committee. Pursuant to our agreements with Motorola, as long as Motorola has the right to nominate at least one person for election to our Board of Directors, Motorola’s nominee(s) will serve as members of the Interested Party Committee. The Interested Party Committee has the authority to review some significant proposed transactions between us and affiliated persons or entities (other than subsidiaries or other affiliated entities controlled by us). The members of the Interested Party Committee determined to permit certain transactions in 1999 among us, Nextel International and each of Motorola and certain controlled affiliates of Mr. McCaw to be presented to, and acted upon by, our full Board of Directors (with appropriate abstentions in each case). Accordingly, the Interested Party Committee did not meet during 1999.

Compensation Committee Interlocks and Insider Participation

      Mr. Weibling is a current member of the Compensation Committee, and also serves as an officer of Eagle River, which we paid about $150,000 in 1999, and which holds an option to acquire 1,000,000 shares of our Class A Common Stock. Mr. Weibling is also an officer of Digital Radio, which, in July 1999, exercised in full its option to purchase 11.6 million of our shares of Class A Common Stock for an aggregate cash purchase price of about $215 million. Mr. Weibling also served as our acting Chief Executive Officer from October 1995 until March 1996. Mr. Weibling is a director of NEXTLINK Communications. During 1999, we paid about $2.2 million to NEXTLINK Communications for telecommunications services and had about $200,000 of amounts payable by us to NEXTLINK Communications outstanding at year end. See “Certain Relationships and Related Transactions.”

      Mr. Drendel, who currently serves as a member of the Compensation Committee, also serves as an officer of CommScope. In 1999, we paid about $14.1 million to CommScope for coaxial cable and related equipment for our antenna sites and had about $1.1 million of amounts payable by us to CommScope outstanding at year end. See “Certain Relationships and Related Transactions.”

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The Compensation Committee believes that the compensation levels of our executive officers, who provide leadership and strategic direction for us, should consist of (1) base salaries that are commensurate with executives of other comparable telecommunications companies and (2) cash bonus opportunities based on achievement of objectives set by the Compensation Committee with respect to our Vice Chairman and our President and Chief Executive Officer, and by our President and Chief Executive Officer in consultation with the Compensation Committee with respect to our other executive officers. The Compensation Committee also believes that it is important to provide our executive officers with significant stock-based incentive compensation, which increases in value in direct correlation with improvement in the performance of our Class A Common Stock, thereby aligning management’s interests with those of our stockholders.

      The Compensation Committee considers the following factors (ranked in order of importance) when determining compensation of our executive officers:

(1)	our performance measured by attainment of specific strategic objectives, stock price performance and operating results;

(2)	the individual performance of each executive officer including the achievement of identified goals by the executive or his or her functional group; and

(3)	historical cash and equity compensation levels.

      Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to a publicly-held company for compensation in excess of $1.0 million paid to its company’s chief executive officer and its four other most highly compensated executive officers, unless the plan and awards pursuant to which any portion of the compensation is paid meet certain requirements. Our Incentive Equity Plan does not meet those requirements, and the Compensation Committee has determined that meeting such requirements may not necessarily be in our best interest. Accordingly, the Compensation Committee has decided not to recommend any amendment to our Incentive Equity Plan to satisfy those requirements at this time. In any event, we do not anticipate having taxable income against which a deduction could be taken in the near future.

Cash Compensation

      The salaries of certain executive officers were initially set by their respective employment agreements, which provide that we may increase their base salary throughout the term or any renewal term of their employment agreement. Each of these agreements is consistent with our compensation policy as set forth in this proxy statement.

      As stated above, the compensation of executive officers is also based in part upon individual performance and comparative industry compensation levels. Early in each year, a performance plan is established. Each such annual plan sets forth overall goals we wish to achieve, as well as specific performance goals to be achieved by each of our executive officers according to his or her duties and responsibilities, for the relevant year. For 1999, the overall goals were to:

(1)	expand and improve our digital mobile network;

(2)	meet cash flow, expense, and other budgetary targets;

(3)	continue, together with Motorola, our equipment developer and supplier, to optimize the technology we use with respect to our digital mobile network;

(4)	make available to our subscribers new products and services to more fully address their mobile communications needs;

(5)	improve subscriber satisfaction by providing more rapid and consistent customer service;

(6)	meet targets relating to the addition and retention of subscribers on the digital mobile network and relating to average subscriber revenues;

(7)	build new, and enhance our existing, strategic relationships; and

(8)	achieve appreciation in our stock price.

      The base salaries of each of our executive officers identified below were either set by, or determined by reference to, their employment agreements (see “Executive Compensation — Employment Agreements”) or, if they did not have an employment agreement, were determined by reference to officers’ salaries at similarly situated companies as established by a report prepared by an independent third party compensation consultant. Bonus compensation for these executives was determined based on a formula that ties 50% of the target bonus objective (which in most instances is established as a percentage of base salary) to the achievement of our overall corporate goals (most of which were met or exceeded in 1999) and 50% of the target bonus objective to the achievement of specified individual or functional area goals. Under this formula, our executive officers’ bonus amounts could be greater or less than the target bonus objective based on our and the executives’ performance against such goals. On average, the Compensation Committee believes the cash compensation for our executive officers is comparable to industry salary and bonus levels.

Equity Compensation

      The Compensation Committee administers and authorizes all grants and awards made under our Incentive Equity Plan. Periodically, the Compensation Committee authorizes grants of options to purchase Class A Common Stock under our Incentive Equity Plan to all employees who have been with us during the preceding year. The Compensation Committee also authorizes awards for new employees as incentives to join us. In determining whether and in what amount to grant stock options or other equity compensation to our executive officers in 1999, the Compensation Committee considered the amount and date of vesting of currently outstanding incentive equity compensation granted previously to each of our executive officers. The Compensation Committee believes that continued grants of equity compensation to key executives is an important tool to retain and motivate exceptionally-talented executives who are necessary to achieve our long-term goals, especially at a time of significant growth and competition in the wireless communications industry.

      During 1999, the Compensation Committee granted equity compensation to all our executive officers named in the Summary Compensation Table below and approved grants of equity compensation to other of our executive officers, consistent with the Compensation Committee’s overarching policy of granting equity compensation to key executives and to our employees in general.

      During 1999, the Compensation Committee was comprised of three members, Messrs. Drendel (who serves as Chairman), Conway (who served as a member from February 18, 1999, following the replacement of a former director) and Weibling.

The Compensation Committee

Frank M. Drendel, Chairman
William E. Conway, Jr.
Dennis M. Weibling

EXECUTIVE COMPENSATION

      The following table and discussion summarizes the compensation of both of our Chief Executive Officers during 1999 and each of our four other most highly compensated executive officers during 1999 (collectively, the “Named Executive Officers”) for the fiscal years indicated.

Summary Compensation Table

					Long-Term Compensation

		Annual Compensation			Awards

				Other	Restricted		Securities
				Annual	Stock		Underlying	All Other
Name and		Salary	Bonus	Compensation	Awards		Options	Compensation
Principal Position	Year	($)	($)	($)	($)		(#)	($)(1)

Daniel F. Akerson	1999	266,673 (2)	236,250 (2)	509,236 (2)	—		250,000 (2)	4,924
Chairman of the Board and	1998	400,008	368,000	—	—		1,000,000	15,576
Former Chief Executive Officer	1997	400,008	400,000	—	—		1,200,000	8,858
Timothy M. Donahue	1999	406,456	607,500	—	17,598,760	(3)	175,000	5,748
President and Chief	1998	349,380	250,000	—	—		200,000	4,000
Executive Officer	1997	312,504	300,000	—	—		175,000	3,200
Morgan E. O’Brien	1999	377,212	405,000	—	2,831,250	(3)	50,000	5,000
Vice Chairman of the Board	1998	357,216	131,098	—	—		50,000	5,000
	1997	357,216	157,175	—	—		50,000	3,200
Robert S. Foosaner	1999	360,492	236,600	—	—		25,000	4,032
Senior Vice President and	1998	350,016	128,456	—	—		25,000	4,052
Chief Regulatory Counsel	1997	350,016	154,007	—	—		25,000	3,200
Steven P. Dussek	1999	304,780	263,250	199,841 (4)	458,445	(3)	110,000	—
Executive Vice President and	1998	254,028	140,000	—	—		175,000	—
Chief Operating Officer	1997	227,000	150,000	—	—		80,000	—
Steven M. Shindler	1999	298,164	255,150	—	305,630	(3)	85,000	5,000
Executive Vice President and	1998	276,390	140,000	—	—		75,000	5,000
Chief Financial Officer	1997	259,386	144,383	—	—		80,000	3,200

(1)	“All Other Compensation” is comprised of our contributions to our 401(k) Plan on behalf of the Named Executive Officers. Mr. Akerson’s other compensation also included $2,341, $12,909 and $5,658 for 1999, 1998 and 1997, respectively, representing the value of benefits received related to his use of Nextel’s plane. Mr. Donahue’s other compensation also included $1,748 for 1999 representing the value of benefits received related to his use of Nextel’s plane.

(2)	Mr. Akerson ceased to be an officer of Nextel after July 15, 1999 and terminated his employment with Nextel on July 31, 1999. The compensation received by him for fiscal 1999 is for his services until that time and does not include options to purchase 5,000 shares of Class A Common Stock awarded to Mr. Akerson in connection with his appointment as a Nonaffiliate Director. As provided in his employment agreement, a $500,000 loan that we made to Mr. Akerson, plus accrued interest on that loan, was forgiven upon his termination. In July 1999, Mr. Akerson elected to forfeit his February 1999 stock option grant to purchase 250,000 shares of our Class A Common Stock.

(3)	Values of the deferred stock awards are determined by multiplying the number of shares granted times the closing price of our Class A Common Stock on the date of the award. Mr. Donahue was granted two deferred stock awards during 1999. On February 18, 1999, Mr. Donahue received 20,000 deferred shares which vest ratably on each of the first three annual anniversaries of the grant date. On September 1, 1999, Mr. Donahue received 300,000 deferred shares which vest 100% on September 1, 2003. The closing price of a share of our Class A Common Stock on the award dates was $30.563 on February 18, 1999 and $56.625 on September 1, 1999. The value of the shares covered by Mr. Donahue’s deferred stock award as of December 31, 1999 was $33,000,000 (320,000 shares times $103.125, the closing price of a share of our Class A Common Stock on that date). On September 1, 1999, Mr. O’Brien was granted 50,000 deferred shares which vest 100% on September 1, 2001. The value of the shares covered by Mr. O’Brien’s deferred stock award as of December 31, 1999 was $5,156,250 (50,000 shares times $103.125, the closing price of a share of our Class A Common Stock on that date). On February 18, 1999, Mr. Dussek was granted 15,000 deferred shares, which vest ratably on each of the first three annual anniversaries of the grant date. The value of the shares covered by Mr. Dussek’s deferred stock award as of December 31, 1999 was $1,546,875 (15,000 shares times $103.125, the closing price of a share of our Class A Common Stock on that date). On February 18, 1999, Mr. Shindler was granted 10,000 deferred shares which vest ratably on each of the first three annual anniversaries of the grant date. The value of the shares covered by Mr. Shindler’s deferred stock award as of December 31, 1999 was $1,031,250 (10,000 shares times $103.125, the closing price of a share of our Class A Common Stock on that date).

(4)	Represents Mr. Dussek’s allowance for relocation expenses.

Option Grants in 1999

      The following table sets forth certain information concerning options to purchase our Class A Common Stock that were granted in 1999 to the Named Executive Officers.

Option Grants in Last Fiscal Year

			Percent of
			Total
	Number of		Options
	Securities		Granted	Exercise		Grant Date
	Underlying		to	or Base		Present
	Options		Employees	Price	Expiration	Value
Name	Granted(#)		in 1999	($/Share)	Date	($)(1)

Daniel F. Akerson	250,000	(2)	2.75%	30.563	02/18/09	3,839,210

Timothy M. Donahue	175,000	(2)	1.92%	30.563	02/18/09	2,687,447

Morgan E. O’Brien	50,000	(2)	0.55%	30.563	02/18/09	767,842

Robert S. Foosaner	25,000	(2)	0.27%	30.563	02/18/09	383,921

Steven P. Dussek	85,000	(2)	0.93%	30.563	02/18/09	1,305,331
	25,000	(3)	0.27%	56.625	09/01/09	731,303

Steven M. Shindler	75,000	(2)	0.82%	30.563	02/18/09	1,151,763
	10,000	(3)	0.11%	56.625	09/01/09	292,521

(1)	The fair value of each option grant is estimated on the date of grant using the Black-Scholes option pricing model with the following assumptions:

Expected stock price volatility	51.00%

Risk-free interest rate	5.06% – 6.09%

Expected life in years	5

Expected dividend yield	0.00%

(2)	These options were granted on February 18, 1999 and vest over a four-year period at a rate of 25% per year from the date of grant. Mr. Akerson elected to forfeit the entirety of his February 1999 option grant in July 1999.

(3)	These options were granted on September 1, 1999 and vest over a four-year period at a rate of 25% per year from the date of grant.

      Our stock options are nontransferable (except to family members or by will, or as otherwise provided in our Incentive Equity Plan), and the actual value of the stock options that an employee may realize, if any, will depend on the excess of the market price on the date of exercise over the exercise price. No discount was applied to the value of the grants for restrictions on transferability or risk of forfeiture.

Option Exercises in 1999 and Year-End Values

      The following table sets forth information concerning the exercise by the Named Executive Officers of options to purchase our Class A Common Stock during 1999 and unexercised options to purchase our Class A Common Stock held by the Named Executive Officers as of December 31, 1999.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money Options
			Options		at Fiscal
		Value	at Fiscal Year-End (#)		Year-End ($)(2)
	Shares Acquired	Realized
Name	on Exercise(#)	($)(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Daniel F. Akerson	250,000	19,984,375	1,464,931	1,485,069	126,341,277	122,195,723

Timothy M. Donahue	200,000	16,419,100	262,500	487,500	22,731,225	38,604,525

Morgan E. O’Brien	183,462	5,771,092	262,500	137,500	19,188,275	10,899,175

Robert S. Foosaner	200,000	10,413,898	38,750	56,250	3,371,013	4,349,588

Steven P. Dussek	121,250	7,937,735	—	293,750	—	22,513,895

Steven M. Shindler	158,000	10,473,162	150,750	231,250	12,655,538	17,983,763

(1)	The value realized is calculated by determining the difference between the market price of our Class A Common Stock underlying the options and the relevant exercise price of the options, at the time of exercise.

(2)	The value of the in-the-money options is based on the closing price of our Class A Common Stock as reported by the Nasdaq Stock Market on December 31, 1999, which was $103.125 per share, less the total exercise price, multiplied by the total number of shares underlying the options.

Employment Agreements

      A.  Mr. Akerson. Mr. Akerson was our Chief Executive Officer from March 5, 1996 until July 15, 1999, when he announced his resignation as Chief Executive Officer. Mr. Akerson continues to serve as Chairman of our Board of Directors, a position he has held since March 5, 1996. Mr. Akerson’s 1996 employment agreement, amended February 26, 1999, provided for:

•	an annual base salary of $400,000 which could be increased annually by us, and which was increased to $500,000 in March 1999, and an annual bonus determined by the Board of Directors at their discretion;

•	a deferred stock award of 1,000,000 shares granted on March 5, 1996, which vested 100% on March 5, 1999 (Mr. Akerson chose to defer receipt of the award until the earlier of his termination or March 5, 2000);

•	a stock option award granted March 4, 1996 to purchase 1,000,000 shares of Class A Common Stock that vested 20% per year beginning March 4, 1997;

•	a stock option award granted March 5, 1996 to purchase 1,000,000 shares of Class A Common Stock that vests on a five year vesting schedule beginning March 5, 1996;

•	a special bonus of $14,750,000 provided that Mr. Akerson remained employed through March 5, 2006 or in the event that a change of control occurred before March 5, 2006;

•	post-termination consulting arrangements and benefits continuation; and

•	a $500,000 loan advanced from one of our subsidiaries on March 10, 1999, which bore simple interest, payable annually, at a rate of 4.75% and was due on March 10, 2002.

Mr. Akerson also was granted annual stock options in his capacity as a Nextel employee in 1999 (which he subsequently forfeited), 1998 and 1997. Upon Mr. Akerson’s resignation as Chief Executive Officer, the following consequences occurred in accordance with the terms of his employment agreement:

•	Mr. Akerson was paid his base salary through July 31, 1999;

•	Mr. Akerson received his 1,000,000 deferred shares of Class A Common Stock;

•	Mr. Akerson continues to vest in his stock options by virtue of his status as a Nonaffiliate Director, in accordance with the terms of our Incentive Equity Plan;

•	Mr. Akerson forfeited his right to the special bonus of $14,750,000 referred to in the preceding paragraph;

•	Mr. Akerson was retained by us as a consultant for a period of one year for an annual fee of $60,000;

•	the $500,000 loan and any accrued and unpaid interest was forgiven; and

•	Mr. Akerson became entitled to any benefits provided to Nonaffiliate Directors as described under “— Compensation of Directors.”

      B.  Mr. Donahue. On July 15, 1999, Mr. Donahue was promoted from President and Chief Operating Officer of Nextel to become our President and Chief Executive Officer. While no new employment agreement memorializing this promotion has yet been entered into, Mr. Donahue’s annual salary was increased to $450,000 effective with this promotion. In 1996, Nextel entered into an employment agreement with Mr. Donahue that provides for his employment as President and Chief Operating Officer through February 1, 1999, and continues thereafter unless terminated upon twelve months notice, for an annual base salary of $275,000, which may be increased annually by Nextel, and for an annual bonus payable as determined by our Board of Directors in their discretion. The agreement also provides that Mr. Donahue be:

•	awarded an employment commencement bonus in the amount of $300,000 (which was paid in 1996);

•	granted options to purchase 300,000 shares of Class A Common Stock that vest 25% per year commencing February 1997, that will automatically vest upon a change of control of Nextel; and

•	granted options to purchase 100,000 shares of Class A Common Stock that vested upon the election by Mr. Donahue to waive a long-term performance bonus in the amount of $1,600,000, which was to be paid at Mr. Donahue’s election but not earlier than January 31, 1999 or later than January 3, 2000. Mr. Donahue waived the long-term performance bonus, and the related 100,000 share option grant vested, in 1999.

      C.  Additional Terms of Employment Agreements with Messrs. Akerson and Donahue. The employment agreements with Messrs. Akerson and Donahue also provide:

•	that in the event of permanent disability affecting such officers during the employment term, we will pay their existing base salary for a period of twelve months and will make all benefit payments on their behalf for a period of twelve months; and

•	Messrs. Akerson and Donahue will be subject to specific confidentiality and non-competition restrictions during the employment term and for a period of two years after the termination of the employment term.

      For purposes of the employment agreements with Messrs. Akerson and Donahue, a change of control of Nextel will be deemed to have occurred if:

•	we transfer substantially all of our assets or are merged into another entity and, as a result, less than a majority of the combined voting power of such entity is held by the holders of our voting securities;

•	51% or more of our outstanding voting stock is acquired by a person, entity or group;

•	the Operations Committee ceases to exist;

•	representatives of Digital Radio cease to control the Operations Committee or Mr. McCaw ceases to own or control a majority of the voting power of Digital Radio; or

•	upon the occurrence of similar transactions or events.

      D.  Mr. O’Brien. Mr. O’Brien’s employment with us is not pursuant to any written agreement.

      E.  Mr. Foosaner. We entered into an employment agreement with Mr. Foosaner in March 1992, which provides for his employment for an initial term until March 1995 with automatic extensions for successive one year terms unless, two years before the expiration of the then-current term, we or Mr. Foosaner elect not to have the term extended. On March 6, 1999, we provided to Mr. Foosaner notice that this employment agreement is to expire on March 26, 2001. The employment agreement with Mr. Foosaner provides for an annual salary of $250,000, which may be increased by our Board of Directors.

      F.  Mr. Dussek. Mr. Dussek’s employment with us is not pursuant to any written agreement.

      G.  Mr. Shindler. Mr. Shindler’s employment with us is not pursuant to any written agreement.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth, as of March 17, 2000 (the “Ownership Date”), the amount and percentage of shares of each class of our capital stock that are deemed under the rules of the Securities and Exchange Commission to be “beneficially owned” by (1) each of our directors, (2) each of the Named Executive Officers, (3) all of our directors and executive officers as a group and (4) each person or group known by us to be the beneficial owner of more than 5% of the outstanding shares of each class of our capital stock.

		Amount and Nature
	Title of Class of	of Beneficial		Approximate %
Name of Beneficial Owner	Nextel Capital Stock	Ownership(1)		of Class

Daniel F. Akerson	Class A Common Stock	1,739,452	(2)	*

Morgan E. O’Brien	Class A Common Stock	452,588	(3)	*

Keith J. Bane	Class A Common Stock	—	(4)	*

Frank M. Drendel	Class A Common Stock	14,501	(5)	*

Timothy M. Donahue	Class A Common Stock	232,668	(6)	*

William E. Conway, Jr.	Class A Common Stock	101,361	(7)	*

William A. Hoglund	Class A Common Stock	47,941,039	(8)	12.4%

Craig O. McCaw	Class A Common Stock	47,991,039	(9)	12.5%

Janet Hill	Class A Common Stock	200		*

Dennis M. Weibling	Class A Common Stock	47,941,039	(10)	12.4%

Robert S. Foosaner	Class A Common Stock	39,500	(11)	*

Steven P. Dussek	Class A Common Stock	12,500	(12)	*

Steven M. Shindler	Class A Common Stock	124,250	(13)	*

All directors and executive Officers as a group (19 persons)	Class A Common Stock	50,905,748	(14)	13.1%

5% Stockholders (not listed above):

Motorola, Inc.	Class A Common Stock	54,095,384	(15)	14.4%	(16)

1303 East Algonquin Road	Class B Common Stock	17,830,000		100.0%
Schaumburg, Illinois 60196

Digital Radio, L.L.C.	Class A Common Stock	40,806,579	(17)	10.6%	(18)

2300 Carillon Point	Class A Preferred Stock	7,905,981		100.0%

Kirkland, Washington 98033	Class B Preferred Stock	82		100.0%

FMR Corp.	Class A Common Stock	23,556,045	(19)	6.6%
82 Devonshire Street
Boston, Massachusetts 02109

Janus Capital Corporation	Class A Common Stock	20,508,099	(20)	5.7%
100 Fillmore Street
Denver, Colorado 80206

Invesco	Class A Common Stock	19,926,710	(21)	5.6%
1315 Peachtree Street, N.E.
Atlanta, Georgia 30309

*	Less than one percent (1%).

(1)	Under the rules of the Securities and Exchange Commission, a person is deemed to be the beneficial owner of a security if such person, directly or indirectly, has or shares the power to vote or direct the voting of such security or the power to dispose or direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities if that person has the right to acquire beneficial ownership within 60 days of the Ownership Date. Accordingly, more than one person may be deemed to be a beneficial owner of the same securities. Unless otherwise indicated by footnote, the named individuals have sole voting and investment power with respect to the shares of Nextel capital stock beneficially owned.

(2)	Comprised of (i) 1,639,452 shares of Class A Common Stock obtainable as of the Ownership Date or within 60 days thereafter (“Vested Options”) by Mr. Akerson upon the exercise of non-qualified stock options and (ii) 100,000 Vested Options held through a limited liability company wholly owned by Mr. Akerson and members of his immediate family. Mr. Akerson disclaims beneficial ownership of all securities held by such limited liability company, except to the extent of his pecuniary interest therein.

(3)	Includes 225,000 Vested Options.

(4)	Mr. Bane, who is Executive Vice President and President, Americas Region of Motorola, disclaims beneficial ownership of all our securities held by Motorola. See note 15.

(5)	Includes 6,001 Vested Options.

(6)	Includes 225,000 Vested Options.

(7)	Includes 7,001 Vested Options, 54,444 shares of Class A Common Stock directly held by Mr. Conway and 39,916 shares of Class A Common Stock held through various entities with respect to which Mr. Conway disclaims beneficial ownership except to the extent of his pecuniary interest therein.

(8)	Mr. Hoglund, who is an officer of Digital Radio, Option Acquisition, L.L.C. and Eagle River, disclaims beneficial ownership of all of our securities held by Digital Radio, Option Acquisition and Eagle River except to the extent of his pecuniary interest therein. See notes 9 and 17.

(9)	Comprised of (i) 50,000 shares of Class A Common Stock beneficially owned by Mr. McCaw; (ii) 40,806,579 shares of Class A Common Stock beneficially owned by Digital Radio, (iii) 1,000,000 Vested Options granted to Eagle River, (iv) 2,898,562 shares of Class A Common Stock beneficially owned by Option Acquisition and (v) 3,235,898 shares of Class A Common Stock beneficially owned by Eagle River Investments, L.L.C. Mr. McCaw, who is an equity owner and controlling person of Eagle River, Digital Radio, Option Acquisition and Eagle River Investments, disclaims beneficial ownership of all our securities held by Eagle River, Digital Radio, Option Acquisition and Eagle River Investments, except to the extent of his pecuniary interest therein. See note 17.

(10)	Mr. Weibling, who is an officer of Digital Radio, Option Acquisition and Eagle River, disclaims beneficial ownership of all our securities held by Digital Radio, Option Acquisition and Eagle River, except to the extent of his pecuniary interest therein. See notes 9 and 17.

(11)	Includes 37,500 Vested Options.

(12)	Consists of 12,500 Vested Options.

(13)	Includes 123,250 Vested Options.

(14)	Includes an aggregate of 7,045,079 Vested Options. See also notes 9, 17 and 18.

(15)	Comprised of (i) 36,265,384 shares of Class A Common Stock beneficially owned by Motorola and (ii) 17,830,000 shares of Class B Nonvoting Common Stock beneficially owned by Motorola.

(16)	Assuming conversion of the Class B Nonvoting Common Stock held by Motorola into Class A Common Stock.

(17)	Comprised of (i) 13,614,279 shares of Class A Common Stock beneficially owned by Digital Radio, (ii) 3,474,275 Vested Options and (iii) 23,718,025 shares of Class A Common Stock, which represents the conversion of the 7,905,981 shares of Class A Preferred Stock and the 82 shares of Class B Preferred Stock held by Digital Radio. Eagle River Investments, the manager of Digital Radio, also reports beneficial ownership of the shares beneficially owned by Digital Radio. Excludes 1,525,725 Vested Options currently held by Wendy P. McCaw that Digital Radio has the right to exercise in the event Wendy P. McCaw does not elect to exercise such options.

(18)	Assuming conversion of Class A Preferred Stock and Class B Preferred Stock into Class A Common Stock and the exercise of options held by Digital Radio.

(19)	As reported in the most recent Schedule 13G filed by FMR Corp., Fidelity Management & Research Company, Edward C. Johnson, 3rd and Abigail P. Johnson, FMR Corp. has sole voting power with respect to 1,594,083 shares and sole dispositive power with respect to all of these shares, and Mr. Johnson, Mrs. Johnson and their family may be deemed to control FMR Corp.

(20)	As reported in the most recent Schedule 13G filed by Janus Capital Corporation and Thomas H. Bailey, Janus Capital has sole voting and dispositive power with respect to these shares, Mr. Bailey owns about 12.2% of Janus Capital and serves as President and Chairman of the board of directors, and he may also be deemed to be the beneficial owner of these shares, although he disclaims such beneficial ownership.

(21)	As reported in the most recent Schedule 13G filed by AMVESCAP PLC, Avz, Inc., AIM Management Group Inc., AMVESCAP Group Services, Inc., INVESCO, Inc., INVESCO North American Holdings Inc., INVESCO Capital Management, Inc., INVESCO Funds Group, Inc., INVESCO Management & Research, Inc., INVESCO Realty Advisors Inc., and INVESCO (NY) Asset Management, Inc., these entities hold these shares on behalf of other persons who have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, these shares.

STOCKHOLDER RETURN PERFORMANCE GRAPH

      The following graph compares the cumulative total stockholder return on our Class A Common Stock beginning December 31, 1994, and through the years ended December 31, 1995, 1996, 1997, 1998 and 1999 with the cumulative total stockholder return of companies comprising the Standard & Poor’s 500 Stock Index, Nasdaq Stock (US) Index and the total stockholder return of a peer group of companies comprising the Nasdaq Telecommunications Index, which includes wireless telecommunications companies of comparable market capitalization traded on the Nasdaq Stock Market. This graph includes the S&P 500 Stock Index as a result of our inclusion in the S&P 500 in April 1998. We will provide stockholders a list of the companies included in the Nasdaq Telecommunications Index upon request. The graph was prepared by us with data provided by Research Data Group. The graph assumes an initial investment of $100 in our Class A Common Stock on December 31, 1994 and reinvestment of all dividends.

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

AMONG NEXTEL COMMUNICATIONS, INC.,
THE STANDARD & POOR’S 500 STOCK INDEX,
THE NASDAQ STOCK MARKET (US) INDEX
AND THE NASDAQ TELECOMMUNICATIONS INDEX

[GRAPH]

				Nasdaq
	Nextel	Standard & Poor’s 500	Nasdaq Stock Market	Telecommunications
	Communications, Inc.	Stock Index	(US) Index	Index

31-Dec-94	100.00	100.00	100.00	100.00
31-Dec-95	102.61	137.58	141.33	130.91
31-Dec-96	90.87	169.17	173.89	133.86
31-Dec-97	180.87	225.61	213.07	195.75
31-Dec-98	164.35	290.09	300.25	322.30
31-Dec-99	717.39	351.13	542.43	561.27

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      A.  Nextel, Digital Radio, Eagle River and Mr. McCaw. On April 4, 1995, Nextel, Digital Radio and Mr. McCaw entered into a securities purchase agreement and certain other related agreements by which Digital Radio made a significant equity investment in Nextel. Concurrently with the execution of these agreements, we entered into a management support agreement with Eagle River, an affiliate of Digital Radio that is also controlled by Mr. McCaw, pursuant to which Eagle River provides management and consulting services to us, our Board of Directors and the Operations Committee from time to time as requested.

      In consideration of the services to be provided to us under the support agreement, we granted an option to purchase an aggregate of 1,000,000 shares of our Class A Common Stock at an exercise price of $12.25 per share to Eagle River. The option expires on April 4, 2005 and is currently exercisable for all 1,000,000 shares. Additionally, we agreed to reimburse Eagle River for all out-of-pocket costs, plus up to $200,000 per year for all allocable overhead costs reasonably incurred by Eagle River in connection with the performance of its obligations under the support agreement. Payments in the amount of about $150,000 were made to Eagle River pursuant to this agreement during 1999. Additionally, on July 28, 1999, Digital Radio exercised in full its option to purchase 11.6 million shares of our Class A Common Stock for an aggregate cash purchase price of about $215 million.

      Messrs. McCaw, Hoglund and Weibling, each one of our directors, are officers of Eagle River and Digital Radio. Mr. Akerson, the Chairman of our Board of Directors, is a member of Eagle River Investments, an affiliate of Eagle River and Digital Radio.

      B.  Nextel and Motorola. We purchase infrastructure and subscriber equipment from Motorola pursuant to equipment purchase agreements. During 1999, we purchased about $1.7 billion of infrastructure and other equipment, warranties and services from Motorola and had about $438 million of amounts payable by us to Motorola outstanding at year end. Pursuant to existing equipment purchase agreements between us and Motorola and subject to conditions, we agreed to purchase a significant amount of additional infrastructure equipment from Motorola.

      In October 1997, McCaw International (Brazil), Ltd., which we refer to as Nextel Brazil, and Motorola Credit Corporation, a subsidiary of Motorola, entered into an equipment financing agreement whereby Motorola Credit agreed to provide up to $125 million in revolving loans to Nextel Brazil to be used to acquire infrastructure equipment and related services from Motorola. This Nextel Brazil Motorola financing is repayable in U.S. dollars in semiannual installments over 42 months beginning June 30, 2000 and bears interest at an adjustable rate based on either the U.S. prime rate or the London interbank offered rate, commonly known as LIBOR. The loans are secured by a first priority lien on substantially all of Nextel Brazil’s assets, a pledge of all of the stock of Nextel Brazil and its subsidiaries, and guarantees by Nextel International of 94% and by Motorola International Development Corporation of 6%, of Nextel Brazil’s obligations under this facility. Nextel Brazil may cure any noncompliance by receiving additional equity contributions. In 1999, Nextel Brazil notified Motorola Credit of its noncompliance with some of the financial covenants under this equipment financing agreement and Motorola Credit agreed to waive this noncompliance. In March 2000, Motorola Credit and Nextel Brazil entered into an amended agreement which, among other things, eliminates the issues with respect to financial covenant compliance. As of December 31, 1999, about $104 million was outstanding under this facility.

      In August 1998, Nextel International and Motorola Credit entered into a bridge financing agreement pursuant to which Motorola Credit agreed to provide up to $12 million in term loans to Nextel International to (i) finance the cost of network equipment and related services purchased from Motorola and (ii) reimburse Nextel International for payments made by it to Motorola for the purchase of equipment and related services for the benefit of Nextel Communications Philippines, Inc. These loans were repaid in full, including all accrued and unpaid interest, in February 1999, in conjunction with the initial funding of loans to Nextel International under financing arrangements entered into between Nextel International and Motorola Credit described below.

      In February 1999, Nextel International and Motorola Credit entered into agreements providing for $225 million of secured term loan financing consisting of (i) up to $100 million in loans to reimburse Nextel International for payments made to Motorola after January 1, 1997 for the purchase of digital mobile network equipment and related services by or for the benefit of its subsidiaries and affiliates and (ii) up to $225 million in loans, less the amount of reimbursement loans described in (i), to (a) finance the cost of qualifying digital mobile network equipment and related services purchases and (b) repay amounts outstanding under existing Motorola facilities relating to Nextel Communications Philippines. The financing is payable in eight equal semiannual installments beginning June 30, 2001, will mature December 31, 2004, and bears interest at variable rates based upon either the U.S. prime rate or LIBOR. The facility is secured by, among other things, a pledge of the shares of stock of some of Nextel International’s direct and indirect subsidiaries. In the fourth quarter of 1999, Nextel International notified Motorola Credit of its anticipated noncompliance with some of the financial covenants under this financing agreement and Motorola Credit agreed to waive this noncompliance. In March 2000, Motorola Credit and Nextel International entered into an amended agreement which, among other things, eliminates the issues with respect to financial covenant compliance. As of December 31, 1999, about $139 million was outstanding under this facility.

      In December 1999, Motorola Credit and Nextel International entered into a secured loan agreement under which Motorola Credit agreed to provide up to about $57 million in incremental term loans to Nextel International for working capital purposes. The loan, fully drawn in January 2000, will mature December 31, 2001 and will bear interest at variable rates based upon either the U.S. prime rate or LIBOR. Borrowings under this facility are secured by a pledge of all the shares of stock of Clearnet Communications, Inc. held by Nextel International.

      In May 1999, Motorola Credit agreed to provide up to $50 million in loans to Nextel Argentina, S.R.L., as incremental term loans under Nextel Argentina’s bank credit facility already in place, for purchases from Motorola of qualifying digital mobile network equipment and related services. As of December 31, 1999, about $8 million of these incremental loans were outstanding.

      Nextel International recently has agreed in principle with Motorola International Development Corporation to purchase, for about $72.6 million in cash, all of their shares in Nextel del Peru, S.A., Nextel S.A. (Brazil), and three analog specialized mobile radio companies wholly owned by Motorola International Development Corporation operating in Chile. If these transactions are completed, Nextel International will acquire 190 special mobile radio channels in Chile and increase its equity ownership interest in Nextel Peru from 64% to 95% and in Nextel’s Brazilian operating subsidiary from 88% to 92%. Consummation of these transactions is subject to execution of definitive agreements and satisfaction or waiver of various conditions.

      Mr. Bane, one of our directors, is an officer of Motorola.

      C.  Nextel and NEXTLINK. During 1999, we paid about $2.2 million to NEXTLINK Communications for telecommunications services and had about $200,000 of amounts payable by us to NEXTLINK Communications outstanding at year end. Mr. Akerson, the Chairman of our Board of Directors, is Chairman of the board of directors and Chief Executive Officer of NEXTLINK Communications. Mr. Hoglund is Interim Chief Financial Officer and a director of NEXTLINK Communications and Mr. Weibling is a director of NEXTLINK Communications. Mr. McCaw is the controlling stockholder and a director of NEXTLINK Communications.

      D.  Nextel and CommScope. During 1999, we paid about $14.1 million to CommScope for coaxial cables and related equipment for our antenna sites and had about $1.1 million of amounts payable by us to CommScope outstanding at year end. Mr. Drendel, one of our directors, is Chairman of the board of directors and Chief Executive Officer of CommScope.

      E.  Other Transactions. Mr. Shindler, our Chief Financial Officer, received a loan from us in 1996 in the amount of $250,000 bearing interest at a rate of 6% per year that was due January 3, 2000. This loan remains outstanding as we agreed to extend the term of this loan pending our ongoing discussions with Mr. Shindler regarding its postponement of repayment or forgiveness.

      Pursuant to the terms of Mr. Akerson’s employment agreement with us, in July 1999, we forgave a loan of $500,000 to Mr. Akerson, plus accrued interest on the loan that he received from one of our subsidiaries in March 1999. The loan was unsecured, bore simple interest at a rate of 4.75% per year and was to become due (unless earlier forgiven) on March 10, 2002. (See “Executive Compensation — Employment Agreements — A. Mr. Akerson”).

APPROVAL OF AMENDMENT TO OUR CERTIFICATE OF INCORPORATION

(Proposal No. 2)

      Our Board of Directors has unanimously approved an amendment to Article Four of our Certificate of Incorporation to increase our authorized capital stock by increasing the number of shares of capital stock which we are authorized to issue from 613,883,948 to 2,233,883,948, which includes and reflects increases in the number of shares of:

•	Class A Common Stock which we are authorized to issue from 515,000,000 to 2,060,000,000;

•	Class B Nonvoting Common Stock which we are authorized to issue from 35,000,000 to 100,000,000; and

•	undesignated serial Preferred Stock which we are authorized to issue from 10,000,000 to 20,000,000.

      The full text of the proposed amendment to our Certificate of Incorporation is set forth below.

Purposes and Effects of Proposed Increase in the Number of Authorized Shares of Capital Stock

      The proposed amendment would increase the number of shares of Class A Common Stock we are authorized to issue from 515,000,000 to 2,060,000,000. The additional 1,545,000,000 shares would be a part of the existing class of Class A Common Stock and, if and when issued, would have the same rights and privileges as the shares of Class A Common Stock presently issued and outstanding. At March 31, 2000, 361,103,212 shares of our Class A Common Stock were outstanding and an aggregate of 104,412,180 shares of our Class A Common Stock are reserved for issuance upon conversion of outstanding securities and under our existing employee benefit plans. Our Board of Directors believes it is desirable to increase the number of shares of Class A Common Stock we are authorized to issue to accomplish the proposed stock split and to provide us with adequate flexibility to issue shares for a variety of purposes in the future such as financings, acquisitions and other strategic transactions, as well as any other future stock splits. Except for the currently proposed stock split, we have no present commitments, agreements or plans to issue additional shares of Class A Common Stock, other than (x) with respect to currently reserved shares, (y) in connection with transactions in the ordinary course of our business, or (z) shares which may be issued under our stock option, stock purchase, and other existing employee benefit plans.

      Pursuant to our Certificate of Incorporation, we are required to effect an identical stock split with respect to our Class B Nonvoting Common Stock simultaneously with the proposed stock split affecting the Class A Common Stock. Accordingly, we are seeking an increase in the authorized number of shares of Class B Nonvoting Common Stock we are authorized to issue from 35,000,000 to 100,000,000 to accommodate this mandated parallel stock split and to provide us with flexibility to issue additional shares of our Class B Nonvoting Common Stock for a variety of purposes in the future such as financings, acquisitions and other strategic transactions. As stated above under “Securities Ownership of Certain Beneficial Owners and Management,” Motorola currently is the sole holder of all outstanding shares of Class B Nonvoting Common Stock, which is nonvoting but otherwise identical to, and convertible on a share-to-share basis into, Class A Common Stock. Except for the currently proposed split of the Class B Nonvoting Common Stock required to accompany the split of the Class A Common Stock, we have no commitments, agreements or plans to issue additional shares of Class B Nonvoting Common Stock.

      Finally, we are seeking an increase in the number of our shares of undesignated serial Preferred Stock we are authorized to issue from 10,000,000 to 20,000,000 to provide us with flexibility to issue additional shares of

Preferred Stock for a variety of purposes in the future such as financings, acquisitions and other strategic transactions. Currently, there are 63,883,948 shares of our Preferred Stock authorized, 58,483,948 of which have been designated (including a total of 53,883,948 shares of our Class A, Class B and Class C Preferred Stock issued or reserved for issuance to Digital Radio) that in the aggregate are either outstanding or reserved for potential issuances commitments. These 58,483,948 shares of Preferred Stock also include Series D Preferred Stock, Series E Preferred Stock and Zero Coupon Convertible Preferred Stock we issued in financing transactions. No shares of Preferred Stock will be required to be split in connection with the stock split of our Common Stock, although the terms of our Preferred Stock that is convertible into Class A Common Stock provide for an appropriate adjustment to reflect stock splits in the number of shares of Class A Common Stock thereafter issued upon conversion. Other than pursuant to our already existing reservations and issuance commitments, we have no present commitments, agreements or plans to issue additional shares of Preferred Stock.

      Under Delaware law, the proposed stock split cannot occur unless stockholders approve the proposed amendment to Article Four of the Certificate of Incorporation. This proposed amendment would permit us to issue additional shares up to the new maximum authorizations without further action or authorization by stockholders (except as may be required in a specific case by law or the Nasdaq Stock Market rules). Our Board of Directors believes it is prudent for us to have this flexibility. The holders of our Class A Common Stock are not entitled to preemptive rights or cumulative voting. Accordingly, the issuance of additional shares of capital stock might dilute, under certain circumstances, the ownership and voting rights of stockholders. The proposed increase in the number of shares of capital stock we are authorized to issue is not intended to inhibit a change of control of Nextel. However, the availability for issuance of additional shares of capital stock could discourage, or make more difficult, efforts to obtain control of us. For example, the issuance of shares of capital stock in a public or private sale, merger, or similar transaction would increase the number of outstanding shares, which could possibly dilute the interest of a party attempting to obtain control. We are not aware of any pending or threatened efforts to acquire control of our company.

Purposes and Effects of Proposed Two-for-One Class A Common Stock Split

      Our Board of Directors anticipates that the increase in the number of outstanding shares of our Class A Common Stock resulting from a two-for-one stock split will increase liquidity in the market for trading in those shares, by reducing their market price, which will allow wider public distribution and improved marketability for these shares. Our Class A Common Stock is listed for trading on the Nasdaq Stock Market, and we will apply for listing of the additional shares of Class A Common Stock to be issued in the event the proposed stock split is approved. If the proposed amendment is adopted, each stockholder of record at 5:00 p.m., eastern standard time, on May 26, 2000, will be entitled to receive, as a dividend, a certificate or certificates representing one additional share of Class A Common Stock for each share of Class A Common Stock then owned of record by such stockholder. In addition, appropriate adjustments will be made to our stock option and other employee incentive plans as appropriate to reflect the impact of the stock split. Also, if the amended and restated Incentive Equity Plan is approved, the number of shares of Class A Common Stock reserved for issuance under the plan would double. Certificates representing shares of Class A Common Stock should be retained by each stockholder and should not be returned to us or to our transfer agent. It will not be necessary to submit outstanding certificates for exchange.

      If effected, the proposed stock split will result in certain appropriate adjustments pursuant to the terms of our 4.75% Convertible Senior Notes due 2007, our 5.25% Convertible Senior Notes due 2010, our Zero Coupon Convertible Preferred Stock, our Class A Redeemable Convertible Preferred Stock, our Class B Convertible Preferred Stock and our Class C Convertible Redeemable Preferred Stock in addition to the other adjustments noted above. Holders of these securities will be separately notified of those adjustments.

Tax Effect of the Two-for-One Stock Split

      We have been advised by counsel that the proposed stock split would result in no realization of income, gain or loss to owners of Common Stock under existing United States federal income tax laws. For tax purposes, the basis of each new share and each retained share of Common Stock would be equal to one-half of the cost basis for tax purposes of the corresponding share immediately preceding the stock split. In addition, the holding period for the additional shares issued pursuant to the stock split would be deemed to be the same as the holding period for the original share of Common Stock. The laws of jurisdictions other than the United States may impose income taxes on the issuance of the additional shares, and stockholders are urged to consult their tax advisors. If stockholders dispose of their shares after the stock split, they may pay higher brokerage commissions on the same relative interest in our company because that interest is represented by a greater number of shares. Stockholders may wish to consult their brokers to ascertain the brokerage commission that would be charged for disposing of the greater number of shares.

Effective Date of Proposed Amendment and Issuance of Shares for Stock Split

      The proposed amendment to Article Four of our Certificate of Incorporation, if adopted by the required vote of stockholders, will become effective at 5:00 p.m., eastern standard time, on May 26, 2000, the proposed record date for the determination of the owners of Common Stock entitled to receive a certificate or certificates representing the additional shares. Please do not destroy or send your present Common Stock certificates to us. If the proposed amendment is adopted, those certificates will remain valid for the number of shares shown on the certificate, and should be carefully preserved by you. We expect that the additional shares will be distributed on June 6, 2000, by book-entry in our records. Stockholders will be entitled to receive physical stock certificates upon request. If the amendment is not approved by the stockholders, our Certificate of Incorporation, which authorizes the issuance of 515,000,000 shares of Class A Common Stock, 35,000,000 shares of Class B Nonvoting Common Stock and 10,000,000 shares of undesignated serial Preferred Stock, will continue in effect and the proposed stock split of the Common Stock will not take place.

Amendment to Certificate of Incorporation

      If approved, the first seven paragraphs of Article 4 of our Certificate of Incorporation would be amended and restated to read as follows:

4.	The total authorized number of shares of all classes of capital stock which the Corporation has authority to issue is 2,233,883,948 shares divided into six classes as follows:

2,060,000,000 shares of Class A Common Stock of the par value of $0.001 per share

100,000,000 shares of Class B Nonvoting Common Stock of the par value of $0.001 per share

26,941,933 shares of Class A Convertible Redeemable Preferred Stock of the par value of $.01 share

82 shares of Class B Convertible Preferred Stock of the par value of $.01 share;

26,941,933 shares of Class C Convertible Redeemable Preferred Stock of the par value of $.01 share; and

20,000,000 shares of Preferred Stock of the par value of $0.01 per share.

      The Board of Directors recommends a vote “FOR” the proposed amendment to our Certificate of Incorporation.

APPROVAL OF AMENDED AND RESTATED INCENTIVE EQUITY PLAN

(Proposal No. 3)

      On March, 24, 2000, our Board of Directors unanimously approved an amendment to our existing Incentive Equity Plan to increase the number of shares issuable under the plan as described below. In addition, in 1999 our Board of Directors amended and restated the Incentive Equity Plan as described below. Stockholders are being asked to approve our Amended and Restated Incentive Equity Plan which we refer to as the Incentive Equity Plan or the “plan.” The complete text of our proposed Incentive Equity Plan is attached to this proxy statement as Exhibit A.

Purpose and Effect of Amendment and Restatement

      The proposed amended and restated Incentive Equity Plan will increase from 45,000,000 to 90,000,000 the aggregate number of shares of Class A Common Stock that may be issued or transferred upon the exercise or payment of awards under the plan. We recognize the importance of attracting and retaining outstanding individuals as Nonaffiliate Directors, officers, employees and consultants and stimulating the active interest of those individuals in our development and financial success. Our Board of Directors believes that our Incentive Equity Plan is critically important to the furtherance of these objectives. Our Board of Directors also believes that, through our Incentive Equity Plan, we are able to enhance the prospects for our business activities and objectives and more closely align the interests of Nonaffiliate Directors, officers, employees and consultants with those of our stockholders by providing those individuals with the opportunity to increase their equity interests in our company on advantageous terms.

      We are seeking to increase the number of shares of Class A Common Stock available under our Incentive Equity Plan because prior grants and awards have utilized substantially all of the shares of Class A Common Stock available under the plan. Currently there remain available for issuance only about 400,000 shares of Class A Common Stock under the Incentive Equity Plan out of the 45,000,000 presently authorized. The absence of an adequate number of shares of Class A Common Stock available for issuance or transfer under our Incentive Equity Plan restricts both our ability and flexibility to effectively attract and retain and adequately compensate outstanding Nonaffiliate Directors, officers, employees and consultants. Our Board of Directors believes that it is both necessary and desirable to increase from 45,000,000 to 90,000,000 the aggregate number of shares of Class A Common Stock available for issuance or transfer under our Incentive Equity Plan in order to continue to maintain its effectiveness.

      Section 10 of our Incentive Equity Plan allows our Board of Directors to make adjustments in the number of shares available under the plan to equitably reflect transactions like the proposed stock split. Our Board of Directors has approved the doubling of the shares available for issuance under the Incentive Equity Plan, including shares issuable in connection with currently outstanding deferred share awards and shares issuable upon future exercises of currently outstanding options, in connection with the proposed stock split. This increase does not require your approval and is separate from the increase in available shares under the Incentive Equity Plan for which we are seeking your approval.

Description of the Incentive Equity Plan

      The following description of our Incentive Equity Plan is qualified in its entirety by reference to the Incentive Equity Plan, which is attached as Exhibit A. Our Incentive Equity Plan as currently in effect incorporates amendments adopted by our Board of Directors on July 7, 1999. These amendments provide that if both:

(1)	a change of control of Nextel, as defined in the Incentive Equity Plan, occurs; and

(2)	a holder of awards under the plan is terminated from Nextel under specified circumstances within one year after the effective date of the change of control,

then some awards under the plan will immediately vest or otherwise become payable, subject to some limits. For more details of this provision, see the following discussion and the complete text of the plan attached to this proxy statement.

      Shares and Performance Units Available under our Incentive Equity Plan. Upon approval of the proposed amendment to our Incentive Equity Plan and subject to adjustment as provided in our Incentive Equity Plan, the number of shares of Class A Common Stock that may be covered by outstanding awards, except replacement option rights, granted under our Incentive Equity Plan and issued or transferred upon its exercise or payment shall not in the aggregate exceed 90,000,000 shares, which may be shares authorized but previously unissued or treasury shares or a combination thereof. Subject to adjustment as provided in our Incentive Equity Plan, the number of shares of Class A Common Stock that may be issued or transferred as restricted shares under that plan will not in the aggregate exceed 200,000 shares, and the number of shares of Class A Common Stock covered by outstanding option rights granted to consultants at an option price per share that is less than the market price per share on the date of grant and issued or transferred upon the exercise thereof shall not in the aggregate exceed 1,000,000 shares. Subject to adjustment as provided in our Incentive Equity Plan, the number of performance units granted under our Incentive Equity Plan shall not in the aggregate exceed 500,000. The number of shares of Class A Common Stock that may be covered by replacement option rights granted under our Incentive Equity Plan during any calendar year shall not in the aggregate exceed five percent of the shares of Class A Common Stock outstanding on January 1 of that year, subject to adjustment as provided in our Incentive Equity Plan.

      Eligibility. Nonaffiliate Directors, officers, including officers who are members of our Board of Directors, and other key employees and consultants may be selected by our Board of Directors (or a committee or subcommittee thereof) to receive benefits under our Incentive Equity Plan. All Nonaffiliate Directors, officers and other of our employees and those of our subsidiaries (about 13,000 people at March 31, 2000) are currently eligible to participate in our Incentive Equity Plan.

      Option Rights. Our Board of Directors (or a committee or subcommittee thereof) may grant option rights that entitle the optionee to purchase shares of Class A Common Stock at a price equal to or greater than market value on the date of grant, except that the option price of a replacement option right or an option right granted to a consultant may be less than the market value on the date of grant. Replacement option rights and option rights granted to consultants are otherwise subject to the same terms, conditions and discretion as other option rights under our Incentive Equity Plan. A replacement option right is an option right that is granted in exchange for the surrender and cancellation of an option to purchase shares of another corporation that has been acquired by us or one of our subsidiaries. The market value of a share of Class A Common Stock was $126.56 on April 6, 2000, which was the closing price of a share of our Class A Common Stock on the Nasdaq Stock Market on that date.

      The option price is payable at the time of exercise (i) in cash, (ii) by the transfer to us of nonforfeitable, nonrestricted shares of Class A Common Stock that are already owned by the optionee and have a value at the time of exercise equal to the option price, (iii) with any other legal consideration our Board of Directors (or a committee or subcommittee thereof) may deem appropriate or (iv) by any combination of the foregoing methods of payment. Any grant of option rights may provide for deferred payment of the option price from the proceeds of sale through a broker on the date of exercise of some or all of the shares of Class A Common Stock to which the exercise relates. Option rights granted under our Incentive Equity Plan have historically provided that shares of Class A Common Stock will not be accepted in payment of the option price until they have been owned by the optionee for a specified period; however, our Incentive Equity Plan does not require any such holding period and would permit immediate sequential exchanges of shares of Class A Common Stock at the time of exercise.

      Option rights granted under our Incentive Equity Plan may be option rights that are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code, which we will refer to as the Code, or option rights that are not intended to so quality. At or after the date of grant of any nonqualified option rights, our Board of Directors (or a committee or subcommittee thereof) may provide for the payment of dividend equivalents to the optionee on a current, deferred or contingent basis or may provide that dividend equivalents be credited against the option price. Successive grants may be made to the same optionee regardless of whether option rights previously granted to him or her remain unexercised.

      No option right may be exercised more than 10 years from the date of grant. Each grant must specify the period of continuous service as a director of, continuous employment with, or continuous engagement of consulting services by, us or any subsidiary that is necessary before the option rights will become exercisable. Each grant must also provide, unless otherwise expressly determined in a resolution duly adopted by the Board of Directors, that the option right will:

(A) if the optionee is a Nonaffiliate Director, immediately become fully exercisable upon the occurrence of a defined change of control of Nextel;

(B) if the optionee is an employee, immediately become fully exercisable upon the termination of the optionee’s employment without cause, as defined under the plan, within one year of a defined change of control of Nextel; and

(C) if the optionee is an executive, as defined under the plan, immediately become fully exercisable upon the termination of the optionee’s employment by Nextel without cause, as defined under the plan, or by the executive for good reason, also as defined under the plan, in each case, within one year of a defined change of control of Nextel, provided, however, that these change of control terms shall be deemed void if it should be determined that any of these terms would prevent a proposed merger or other business combination that is intended by the parties to be accounted for as a pooling of interests from qualifying for this intended accounting treatment. For purposes of the plan, a change of control generally includes certain mergers, consolidations, reorganizations, the sale of substantially all of our assets or acquisitions of 50% or more of our voting securities.

      Appreciation Rights. Appreciation rights granted under our Incentive Equity Plan may be either free-standing appreciation rights or appreciation rights that are granted in tandem with option rights. An appreciation right represents the right to receive from us the difference, or spread, or a percentage of the spread, not in excess of 100 percent, between the base price per share of Class A Common Stock in the case of a free-standing appreciation right, or the option price of the related option right in the case of a tandem appreciation right, and the market value of the Class A Common Stock on the date of exercise of the appreciation right. Tandem appreciation rights may only be exercised at a time when the related option right is exercisable and the spread is positive, and the exercise of a tandem appreciation right requires the surrender of the related option right for cancellation. A free-standing appreciation right must have a base price that is at least equal to the fair market value of a share of Class A Common Stock on the date of grant, must specify the period of continuous service as a director, continuous employment, or continuous engagement of consulting services, that is necessary before the appreciation right becomes exercisable (except that it may provide for its earlier exercise in the event of a change of control of our company) and may not be exercised more than 10 years from the date of grant. Any grant of appreciation rights may specify that the amount payable by us upon exercise may be paid in cash, shares of Class A Common Stock or a combination thereof and may either grant to the recipient or retain in our Board of Directors (or a committee or subcommittee thereof) the right to elect among those alternatives. Our Board of Directors (or a committee or subcommittee thereof) may provide with respect to any grant of appreciation rights for the payment of dividend equivalents thereon in cash or Class A Common Stock on a current, deferred or contingent basis.

      Restricted Shares. A grant of restricted shares involves the immediate transfer to the recipient of ownership of a specific number of shares of Class A Common Stock in consideration of the performance of services. The recipient is entitled immediately to voting, dividend and other ownership rights in the shares. The transfer may be made without additional consideration or for consideration in an amount that is less than the market value of the shares on the date of grant, as our Board of Directors (or a committee or subcommittee thereof) may determine.

Our Board of Directors (or a committee or subcommittee thereof) may condition a grant of restricted shares on the achievement of specified performance objectives.

      Restricted shares must be subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code for a period to be determined by our Board of Directors (or a committee or subcommittee thereof). An example would be a provision that the restricted shares would be forfeited if the recipient ceased to be one of our directors, ceased to be employed by us or one of our subsidiaries, or ceased to serve as a consultant to us or one of our subsidiaries, during a specified period of years. In order to enforce the forfeiture provisions, the transferability of restricted shares is prohibited or restricted in a manner and to the extent prescribed by our Board of Directors (or a committee or subcommittee thereof) for the period during which the forfeiture provisions are to continue. Our Board of Directors (or a committee or subcommittee thereof) may provide for a shorter period during which the forfeiture provisions are to apply in the event of a change of control of our company.

      Deferred Shares. A grant of deferred shares constitutes our agreement to deliver shares of Class A Common Stock to the recipient in the future in consideration of the performance of services, subject to the fulfillment of such conditions during such period of time known as the deferral period, as our Board of Directors (or a committee or subcommittee thereof) may specify. During this deferral period, the recipient has no right to vote the shares of Class A Common Stock covered by his or her grant of deferred shares and, except in the limited circumstances described under “Transferability” below, has no right to transfer any of his or her rights thereunder. On or after the date of any grant of deferred shares, our Board of Directors (or a committee or subcommittee thereof) may authorize the payment of dividend equivalents thereon on a current, deferred or contingent basis in either cash or additional shares of Class A Common Stock. Grants of deferred shares may be made without additional consideration or for consideration in an amount that is less than the market value of the shares on the date of grant. Deferred shares must be subject to a deferral period, as determined by our Board of Directors (or a committee or subcommittee thereof) on the date of grant, except that the deferral period is subject to acceleration in the event of a defined change of control in the same manner and upon the terms as those set forth above regarding option rights.

      Performance Shares and Performance Units. A performance share is the equivalent of one share of Class A Common Stock, and a performance unit is the equivalent of $1.00. A recipient of a grant of performance shares or performance units may be granted any number of performance shares or performance units. The recipient of a grant of performance shares or performance units must be given one or more objectives to meet within a specified period. This period may be subject to earlier termination in the event of a change of control of our company or other similar transaction or event. A minimum level of acceptable achievement will also be established by our Board of Directors (or a committee or subcommittee thereof). If by the end of the performance period the recipient has achieved the specified objectives, he or she will be deemed to have fully earned the performance shares or performance units. If the recipient has not achieved the objectives but has attained or exceeded the predetermined minimum level of acceptable achievement, he or she will be deemed to have partly earned the performance shares or performance units in accordance with a predetermined formula. To the extent earned, the performance shares or performance units will be paid to the recipient at the time and in the manner determined by our Board of Directors (or a committee or subcommittee thereof) in cash, shares of Class A Common Stock or any combination thereof.

      The objectives related to these awards may be described in terms of either company-wide objectives or objectives that are related to the performance of the division, subsidiary, department or function within our company or one of our subsidiaries in which the recipient is employed or with respect to which the recipient provides consulting services. Our Board of Directors (or a committee or subcommittee thereof) may adjust any of these objectives and the related minimum level of acceptable achievement if in its judgment, transactions or events have occurred after the date of grant that are unrelated to the recipient’s performance and result in distortion of the objectives set by management or the related minimum level of acceptable achievement. In the event of a defined change of control, the performance period relating to any performance share or performance unit will be terminated, and all rights under the award to receive performance shares or performance units will be deemed to be vested, in the same manner and upon the terms as those set forth above regarding option rights.

      Transferability. Except as otherwise determined by our Board of Directors (or a committee or subcommittee thereof), no option right, appreciation right or other derivative security granted under our Incentive Equity Plan may be transferred by a participant other than by will or the laws of descent and distribution, and except as otherwise determined by the Board of Directors (or a committee or subcommittee thereof), option rights and appreciation rights may be exercised during a participant’s lifetime only by the participant or his or her guardian or legal representative. Option rights (other than incentive stock options), appreciation rights, restricted shares, deferred shares, performance shares and performance units may be transferred by a participant, however, without payment of consideration therefor by the transferee, to any one or more members of the participant’s immediate family (or to one or more trusts established solely for the benefit of one or more members of the participant’s immediate family or to one or more partnerships in which the only partners are members of the participant’s immediate family), provided that the participant delivers to us reasonable prior notice of any such transfer and complies with any terms and conditions that we may impose on any transfer.

      Our Board of Directors (or a committee or subcommittee thereof) may specify at the date of grant that all or any part of the shares of Class A Common Stock (i) that are to be issued or transferred by us upon the exercise of option rights or appreciation rights, upon the termination of the deferral period applicable to a grant of deferred shares or upon payment under any grant of performance shares or performance units, or (ii) that are to be no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 6 of our Incentive Equity Plan with respect to restricted shares, shall be subject to further restrictions on transfer.

      Adjustments. The maximum number of shares that may be issued or transferred under our Incentive Equity Plan, the number of shares covered by outstanding option rights or appreciation rights and the option prices or base prices per share applicable thereto, and the number of shares covered by outstanding grants of deferred shares and performance shares, are subject to adjustment in the event of stock dividends, stock splits, combinations of shares, recapitalizations, mergers, consolidations, spin-offs, reorganizations, liquidations, issuances of rights or warrants, and similar transactions or events. In the event of any such transaction or event, our Board of Directors (or a committee or subcommittee thereof) may in its discretion provide in substitution for any or all outstanding awards under our Incentive Equity Plan such alternative consideration as it may in good faith determine to be equitable in the circumstances and may require the surrender of all awards so replaced. Our Board of Directors (or a committee or subcommittee thereof) may also make or provide for such adjustments in the numbers of shares specified in Section 3(a) of our Incentive Equity Plan as our Board of Directors (or a committee or subcommittee thereof) may determine to be appropriate in order to reflect any transaction or event described in Section 10 of our Incentive Equity Plan. As indicated, our Board of Directors already has approved the doubling of the shares available for issuance under the plan, including shares issuable in connection with currently outstanding deferred share awards and shares issuable upon future exercises of currently outstanding options, which will take effect in connection with the proposed stock split.

      Administration and Amendments. Our Incentive Equity Plan is administered by our Board of Directors, which may from time to time delegate all or any part of its authority to a committee of the Board of Directors consisting of two or more members of our Board of Directors, or to a subcommittee of a committee of our Board of Directors consisting exclusively of two or more “Non-Employee Directors” (as defined in Rule 16b-3 under the Securities Exchange Act) appointed by our Board of Directors, including the Compensation Committee. Our Board of Directors has delegated its authority under our Incentive Equity Plan to the Compensation Committee. In connection with its administration of our Incentive Equity Plan, our Board of Directors (or a committee or subcommittee thereof) is authorized to interpret our Incentive Equity Plan and related agreements and other documents. In addition, the Board of Directors may reserve a specified number of shares for grants of non-qualified options to participants who have agreed to commence employment and delegate to our officers the authority to determine the number of shares covered by options that are so granted and to whom such options may be granted.

      Our Board of Directors (or a committee or subcommittee thereof) may make grants to participants under any or a combination of all of the various categories of awards that are authorized under our Incentive Equity Plan and may provide for special terms for awards to participants who either are foreign nationals or are employed by or provide consulting services to us or any of our subsidiaries outside of the United States of America, as our Board of Directors (or a committee or subcommittee thereof) may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Our Board of Directors (or a committee or subcommittee thereof) may condition the grant of any award or combination of awards authorized under our Incentive Equity Plan on the surrender or deferral by the participant of his or her right to receive a cash bonus or other compensation otherwise payable by us or one of our subsidiaries to the participant. A participant may elect to defer receipt, subject to the approval of our Board of Directors (or a committee or subcommittee thereof), of the benefit of any grant or award under our Incentive Equity Plan. Our Board of Directors (or a committee or subcommittee thereof) may with the concurrence of the affected participant cancel any agreement evidencing an award granted under our Incentive Equity Plan. In the event of any such cancellation, our Board of Directors (or a committee or subcommittee thereof) may authorize the granting of a new award under our Incentive Equity Plan (which may or may not cover the same number of shares that had been the subject of the prior award) in such manner, at such price and subject to such other terms, conditions and discretion as would have been applicable under our Incentive Equity Plan had the canceled award not been granted.

      Our Board of Directors (or a committee or subcommittee thereof) may also grant any award or combination of awards authorized under our Incentive Equity Plan (including without limitation replacement option rights) in exchange for the cancellation of an award that was not granted under our Incentive Equity Plan (including without limitation an award that was granted by us or one of our subsidiaries, or by another corporation that is acquired by us or a one of our subsidiaries by merger or otherwise, before the adoption of our Incentive Equity Plan). Any such award or combination of awards so granted under our Incentive Equity Plan may or may not cover the same number of shares of Class A Common Stock as had been covered by the canceled award and will be subject to such other terms, conditions and discretion as would have been permitted under our Incentive Equity Plan had the canceled award not been granted.

      Our Board of Directors (or a committee or subcommittee thereof) may at any time and from time to time amend our Incentive Equity Plan in whole or in part, provided that (1) any amendment that must be approved by our stockholders in order to comply with applicable law or the rules of the Nasdaq Stock Market shall not be effective unless and until such approval has been obtained and (2) the provisions relating to accelerated vesting of some awards under the plan in the event of a change of control may not be amended following a change of control in any way that would adversely affect the rights of holders of those awards.

Federal Income Tax Consequences

      The following is a brief summary of certain of the federal income tax consequences of certain transactions under our Incentive Equity Plan based on federal income tax laws in effect on January 1, 2000. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

      Tax Consequences to Participants. In general: (i) no income will be recognized by an optionee at the time a nonqualified option right is granted; (ii) at the time of exercise of a nonqualified option right, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares if they are nonrestricted on the date of exercise; and (iii) at the time of sale of shares acquired pursuant to the exercise of a nonqualified option right, any appreciation (or depreciation) in the value of the shares after the date of exercise will be treated as a capital gain (or loss).

      No income generally will be recognized by an optionee upon the grant or exercise of an incentive stock option. However, the excess of the fair market value of the shares on the exercise date over the option price is included in the optionee’s income for alternative minimal tax purposes. If shares of Class A Common Stock are issued to an optionee pursuant to the exercise of an incentive stock option and no disqualifying disposition of the shares is made by the optionee within two years after the date of grant or within one year after the transfer of the shares to the optionee, then upon the sale of the shares any amount realized in excess of the option price will be taxed to the optionee as a capital gain and any loss sustained will be a capital loss. If shares of Class A Common Stock acquired upon the exercise of an incentive stock option are disposed of before the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares in a sale or exchange) over the option price paid for the shares. Any further gain (or loss) realized by the optionee generally will be taxed as a capital gain (or loss).

      No income will be recognized by a participant in connection with the grant of an appreciation right. When the appreciation right is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of any cash, and the fair market value of any nonrestricted shares of Class A Common Stock, received pursuant to the exercise.

      A recipient of restricted shares generally will be subject to tax at ordinary income rates on the fair market value of the restricted shares reduced by any amount paid by the recipient at such time as the shares are no longer subject to a risk of forfeiture or restrictions on transfer for purposes of Section 83 of the Code. However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of the shares (determined without regard to the risk of forfeiture or restrictions on transfer) over any purchase price paid for the shares. If a Section 83(b) election has not been made, any nonrestricted dividends received with respect to shares that are subject to a risk of forfeiture or restrictions on transfer generally will be treated as compensation that is taxable as ordinary income to the recipient.

      No income generally will be recognized upon the grant of deferred shares. The recipient of a grant of deferred shares generally will be subject to tax at ordinary income rates on the fair market value of nonrestricted shares of Class A Common Stock on the date that the shares are actually transferred to him or her, reduced by any amount paid by him or her, and the capital gain or loss holding period for the shares will also commence on that date.

      No income generally will be recognized upon the grant of performance shares or performance units. Upon payment in respect of the earn-out of performance shares or performance units, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any nonrestricted shares of Class A Common Stock received.

      Tax Consequences to Nextel. To the extent that a participant recognizes ordinary income in the circumstances described above, we or the subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, the income (i) meets the test of reasonableness, is an ordinary and necessary business expense and is not an “excess parachute payment” within the meaning of Code Section 280G and (ii) is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.

      The provisions of Section 162(m) of the Code generally disallow a tax deduction to a publicly-held company for compensation in excess of $1 million paid to its chief executive officer or any of its other four most highly compensated executive officers in any fiscal year, unless the plan and awards pursuant to which any portion of the compensation is paid meet certain requirements. The Compensation Committee has determined that such requirements may not necessarily be in our best interests and so has decided not to amend our Incentive Equity Plan to satisfy those requirements at this time. In any event, we do not anticipate having taxable income against which a deduction can be taken in the near future.

      The Board of Directors recommends a vote “FOR” approval of the proposed amended and restated Incentive Equity Plan.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

(Proposal No. 4)

      A proposal will be presented at the Annual Meeting to ratify the appointment of the firm of Deloitte & Touche LLP as independent auditors to audit our consolidated financial statements for the fiscal year ending December 31, 2000. Although such ratification is not required by law, our Board of Directors believes that stockholders should be given this opportunity to express their views on the subject. While not binding on our Board of Directors, the failure of the stockholders to ratify the appointment of Deloitte & Touche LLP as our independent auditors would be considered by the Board in determining whether to continue the engagement of Deloitte & Touche LLP. It is expected that representatives of Deloitte & Touche LLP will attend the Annual Meeting, have the opportunity to make a statement if they desire, and be available to answer appropriate questions.

      The Board of Directors recommends a vote “FOR” the proposal to ratify the appointment of Deloitte & Touche LLP as our independent auditors.

ANNUAL REPORT

      Our 1999 Annual Report to Stockholders, including financial statements for the year ended December 31, 1999, is being distributed to all our stockholders together with this proxy statement, in satisfaction of the requirements of the Securities and Exchange Commission. Additional copies of this report are available upon request. To obtain additional copies of the 1999 Annual Report, please contact our Investor Relations Department at (703) 433-4300.

EXPENSE OF SOLICITATION OF PROXIES

      We will pay the cost of soliciting proxies. In addition to solicitation by mail, solicitations may also be made by telephone, telecopy, via the Internet or in person. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals, and we will reimburse them for their expenses in so doing. Officers and other of our employees, as yet undesignated, may also request the return of proxies by telephone, telecopy, via the Internet or in person.

OTHER BUSINESS

      It is not anticipated that any other matters will be brought before the Annual Meeting for action. If any other matters properly come before the Annual Meeting, however, it is intended that the persons authorized under the proxies may, in the absence of instructions to the contrary, vote or act on these matters in accordance with their best judgment.

STOCKHOLDER PROPOSALS

      Proposals by stockholders intended to be presented at the 2001 Annual Meeting must be forwarded in writing and received at our principal executive office at 2001 Edmund Halley Drive, Reston, Virginia 20191 no later than December 25, 2000, directed to the attention of our Corporate Secretary, for consideration for inclusion in our proxy statement for the Annual Meeting. Moreover, with respect to any proposal by a stockholder not seeking to have a proposal included in our proxy statement but seeking to have a proposal considered at the 2001 Annual Meeting, if that stockholder fails to notify our Corporate Secretary in the manner set forth above no later than March 10, 2001, then the persons who are appointed as proxies may exercise their discretionary voting authority with respect to such proposal, if the proposal is considered at the 2001 Annual Meeting, even if stockholders have not been advised of the proposal in the proxy statement for the 2001 Annual Meeting. Any proposals submitted by stockholders must comply in all respects with the rules and regulations of the Securities and Exchange Commission then in effect and the provisions of our Certificate of Incorporation, our By-Laws and of Delaware law.

IMPORTANT

      TO ASSURE YOUR REPRESENTATION AND A QUORUM FOR THE TRANSACTION OF BUSINESS AT THE ANNUAL MEETING, WE URGE YOU TO PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.

Exhibit A

NEXTEL COMMUNICATIONS, INC.

AMENDED AND RESTATED INCENTIVE EQUITY PLAN

(as amended and restated as of May 25, 2000)

NEXTEL COMMUNICATIONS, INC.

AMENDED AND RESTATED INCENTIVE EQUITY PLAN
(as amended and restated as of May 25, 2000)

      1.  Purpose. The purpose of this Plan is to attract and retain directors and officers and other key employees of and consultants to Nextel Communications, Inc. (the “Corporation”) and its Subsidiaries and to provide such persons with incentives and rewards for superior performance.

      2.  Definitions. (a) As used in this Plan,

      “Accelerated Vesting Period” means the period beginning on the effective date of a Change of Control and ending on the first anniversary of such effective date.

      “Accelerated Vesting Provision” means an Option Rights agreement provision pursuant to Section 4(g)(ii) of this Plan, a Deferred Shares agreement provision pursuant to Section 7(c)(ii) of this Plan or a Performance Shares or Performance Units agreement provision pursuant to Section 8(b)(ii) of this Plan.

      “Appreciation Right” means a right granted pursuant to Section 5 of this Plan, including a Free-Standing Appreciation Right and a Tandem Appreciation Right.

      “Base Price” means the price to be used as the basis for determining the Spread upon the exercise of a Free-Standing Appreciation Right.

      “Board” means the Board of Directors of the Corporation and, to the extent of any delegation by the Board to a committee of the Board (or a subcommittee thereof) pursuant to Section 16(a) of this Plan, such committee (or subcommittee).

      “Cause” means (i) the conviction of a felony involving an intentional act of fraud, embezzlement or theft in connection with one’s duties or otherwise in the course of one’s employment with an Employer, (ii) the intentional and wrongful damaging of property, contractual interests or business relationships of an Employer, (iii) the intentional and wrongful disclosure of secret processes or confidential information of an Employer in violation of an agreement with or a policy of an Employer, or (iv) intentional conduct contrary to an Employer’s announced policies or practices (including those contained in the Corporation’s Employee Handbook) where either:

(A) the nature and/or severity of the conduct or its consequences typically would have resulted in immediate termination based on the Corporation’s established employee termination or disciplinary practices in place on the Reference Date; or

(B) the employee has been provided with written notice detailing the relevant policy or practice and the nature of the objectionable conduct or other violation, and within 20 business days of the receipt of such notice the employee has not remedied the violation or ceased to engage in the objectionable conduct.

      “Change of Control” means the occurrence of any of the following events:

(i) the Corporation is merged or consolidated or reorganized into or with another company or other legal entity, and as a result of such merger, consolidation or reorganization less than a majority of the combined voting power of the then-outstanding securities of such resulting company or entity immediately after such transaction is held directly or indirectly in the aggregate by the holders of voting securities of the Corporation immediately prior to such transaction, including voting securities issuable upon the exercise or conversion of options, warrants or other securities or rights;

(ii) the Corporation sells or otherwise transfers all or substantially all of its assets to another company or other legal entity, and as a result of such sale or other transfer of assets, less than a majority of the combined voting power or the then outstanding securities of such company or other entity immediately after such sale or transfer is held directly or indirectly in the aggregate by the holders of voting securities of the Corporation immediately prior to such sale or transfer, including voting securities issuable upon exercise or conversion of options, warrants or other securities or rights;

(iii) a report is filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Securities Exchange Act of 1934, as amended ( the “Exchange Act”), disclosing that any “person” (as that term is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the “beneficial owner” (as that term is used in Rule 13d-3 promulgated under the Exchange Act) of securities representing 50% or more of the voting securities of the Corporation (or any successor thereto by operation of law or by reason of the acquisition of all or substantially all of the assets of the Corporation), including voting securities issuable upon the exercise of options, warrants or other securities or rights; or

(iv) the Corporation (or any successor thereto by operation of law or by acquisition of all or substantially all of the assets of the Corporation) files a report or proxy statement pursuant to the Exchange Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form, report or item therein) that a change in control of the Corporation (or such successor) has occurred;

provided, however, notwithstanding the provisions of (iii) and (iv) above, a “Change of Control” shall not be deemed to have occurred solely because (1) the Corporation, (2) an entity in which the Corporation directly or indirectly beneficially owns 50% or more of the voting securities or (3) any Corporation-sponsored employee stock ownership plan or other employee benefit plan of the Corporation, either files or becomes obligated to file a report or proxy statement under or in response to Schedule 13D, Schedule 14D-1, Form 8-K or Schedule 14A (or any successor form, report, schedule or item therein) under the Exchange Act, disclosing beneficial ownership by it of voting securities, whether in excess of 50% or otherwise, or because the Corporation reports that a change of control of the Corporation has or may have occurred or will or may occur in the future by reason of such beneficial ownership.

      “Code” means the Internal Revenue Code of 1986, as amended from time to time.

      “Commission” means the United States Securities and Exchange Commission.

      “Common Shares” means (i) shares of the Class A Common Stock, par value $.001 per share, of the Corporation and (ii) any security into which Common Shares may be converted by reason of any transaction or event of the type referred to in Section 10 of this Plan.

      “Date of Grant” means the date specified by the Board on which a grant of Option Rights, Appreciation Rights or Performance Shares or Performance Units or a grant or sale of Restricted Shares or Deferred Shares shall become effective, which shall not be earlier than the date on which the Board takes action with respect thereto.

      “Deferral Period” means the period of time during which Deferred Shares are subject to deferral limitations under Section 7 of this Plan.

      “Deferred Shares” means an award pursuant to Section 7 of this Plan of the right to receive Common Shares at the end of a specified Deferral Period.

      “Employer” means the Corporation or a Subsidiary (other than a Less-Than-Eighty-Percent Subsidiary) or a successor to the Corporation or any such Subsidiary by merger or otherwise upon or following a Change of Control.

      “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

      “Executive” means any individual employed by any Employer in a position having a salary grade of EX3, EX2 or EX1 (as the Corporation’s salary grades are established and in existence on July 14, 1999, and adjusting as appropriate for any changes to the Corporation’s system of classifying its employees by salary grades implemented subsequent to such date).

      “Good Reason” means that an Executive shall have made a good faith determination that one or more of the following has occurred:

(i) any significant and adverse change in the Executive’s duties, responsibilities and authority, as compared in each case to the corresponding circumstances in place on the Reference Date;

(ii) a relocation of the Executive’s principal work location as established on the Reference Date to a location that is more than 30 miles away from such location;

(iii) a reduction in the Executive’s salary or bonus potential that is not in either case agreed to by the Executive, or any other significant adverse financial consequences associated with the Executive’s employment as compared to the corresponding circumstances in place on the Reference Date; or

(iv) a breach by any Employer of its obligations under any agreement to which the Employer and the Executive are parties that is not cured within 20 business days following the Employer’s receipt of a written notice from the Executive specifying the particulars of such breach in reasonable detail.

      “Free-Standing Appreciation Right” means an Appreciation Right granted pursuant to Section 5 of this Plan that is not granted in tandem with an Option Right or similar right.

      “Immediate Family” has the meaning ascribed thereto in Rule 16a-1(e), as promulgated and amended from time to time by the Commission under the Exchange Act, or any successor rule to the same effect.

      “Incentive Stock Option” means an Option Right that is intended to quality as an “incentive stock option” under Section 422 of the Code or any successor provision thereto.

      “Less-Than-Eighty-Percent Subsidiary” means a Subsidiary with respect to which the Corporation directly or indirectly owns or controls less than 80 percent of the total combined voting or other decision-making power.

      “Management Objectives” means the achievement or performance objectives established pursuant to this Plan for Participants who have received grants of Performance Shares or Performance Units or, when so determined by the Board, Restricted Shares.

      “Market Value per Share” means the fair market value of the Common Shares as determined by the Board from time to time.

      “Nonaffiliate Director” means a person who (i) is serving (or who has been elected or appointed and has agreed to serve) as a member of the Board, (ii) is not an officer or employee of the Corporation or any Subsidiary or a beneficial owner of 10 percent or more of the outstanding Common Shares and (iii) was not elected or appointed as a member of the Board pursuant to or in connection with any contractual or other commitment on the part of the Corporation to cause such person to be elected or appointed, or to nominate or otherwise advance such person for election or appointment, as a member of the Board.

      “Nonqualified Option” means an Option Right that is not intended to qualify as a Tax-Qualified Option.

      “Optionee” means the person so designated in an agreement evidencing an outstanding Option Right.

      “Option Price” means the purchase price payable upon the exercise of an Option Right.

      “Option Right” means the right to purchase Common Shares from the Corporation upon the exercise of a Nonqualified Option or a Tax-Qualified Option granted pursuant to Section 4, or a Replacement Option Right granted pursuant to Section 17(c), of this Plan.

      “Participant” means a person who is selected by the Board to receive benefits under this Plan and (i) is at that time a Nonaffiliate Director or an officer (including but not limited to an officer who may also be a member of the Board) or other key employee of or a consultant to the Corporation or any Subsidiary or (ii) has agreed to commence serving as an officer or other key employee of or as a consultant to the Corporation or any Subsidiary.

      “Performance Period” means, in respect of a Performance Share or Performance Unit, a period of time established pursuant to Section 8 of this Plan within which the Management Objectives relating thereto are to be achieved.

      “Performance Share” means a bookkeeping entry that records the equivalent of one Common Share awarded pursuant to Section 8 of this Plan.

      “Performance Unit” means a bookkeeping entry that records a unit equivalent to $1.00 awarded pursuant to Section 8 of this Plan.

      “Reference Date” means the day before the effective date of any Change of Control of the Corporation.

      “Replacement Option Right” means an Option Right granted pursuant to Section 17(c) of this Plan in exchange for the surrender and cancellation of an option to purchase shares of another corporation that is acquired by the Corporation or a Subsidiary by merger or otherwise.

      “Restricted Shares” means Common Shares granted or sold pursuant to Section 6 of this Plan as to which neither the substantial risk of forfeiture nor the restrictions on transfer referred to in Section 6 hereof has expired.

      “Rule 16b-3” means Rule 16b-3, as promulgated and amended from time to time by the Commission under the Exchange Act, or any successor rule to the same effect.

      “Spread” means, in the case of a Free-Standing Appreciation Right, the amount by which the Market Value per Share on the date when the Appreciation Right is exercised exceeds the Base Price specified therein or, in the case of a Tandem Appreciation Right, the amount by which the Market Value per Share on the date when the Appreciation Right is exercised exceeds the Option Price specified in the related Option Right.

      “Stock Option Plan” means the Fleet Call, Inc. Stock Option Plan (as amended and restated as of July 15, 1992).

      “Subsidiary” means a corporation, partnership, joint venture, unincorporated association or other entity in which the Corporation has a direct or indirect ownership or other equity interest; provided, however, for the purpose of determining whether any person may be a Participant for the purposes of any grant of Incentive Stock Options, “Subsidiary” means any corporation in which the Corporation owns or controls directly or indirectly more than 50 percent of the total combined voting power represented by all classes of stock issued by such corporation at the time of the grant.

      “Tandem Appreciation Right” means an Appreciation Right granted pursuant to Section 5 of this Plan that is granted in tandem with an Option Right or any similar right granted under any other plan of the Corporation.

      “Tax-Qualified Option” means an Option Right that is intended to qualify under particular provisions of the Code, including but not limited to an Incentive Stock Option.

(b) As used in this Plan, the term “employment” shall be deemed to refer to service as a member of the Board or as a consultant, as well as to a traditional employment relationship, as the case may be.

      3.  Shares and Performance Units Available under the Plan. (a)(i) Subject to adjustment as provided in Section 10 of this Plan, the number of Common Shares covered by outstanding awards, except Replacement Option Rights, granted under this Plan and issued or transferred upon the exercise or payment thereof shall not in the aggregate exceed 90,000,000 Common Shares, which may be Common Shares of original issuance or Common Shares held in treasury or a combination thereof and which include 85,019,778 Common Shares that have been reserved by the Board for issuance or transfer under this Plan only, the 921,859 Common Shares that remained available for issuance or transfer under the Stock Option Plan and were not covered by stock options outstanding thereunder as of July 22, 1993, and any of the 4,058,363 Common Shares that were covered by stock options outstanding under the Stock Option Plan as of July 22, 1993, and have or may become available for issuance or transfer under this Plan as a result of the cancellation or termination of any such options prior to the exercise thereof; provided, however, that the number of Common Shares issued or transferred as Restricted Shares shall not in the aggregate exceed 200,000 Common Shares, and that the number of Common Shares covered by outstanding Option Rights granted to consultants at an Option Price per Common Share that is less than the Market Value per Share on the Date of Grant and issued or transferred upon the exercise thereof shall not in the aggregate exceed 1,000,000 Common Shares, subject in each case to adjustment as provided in Section 10 of this Plan.

(ii) Subject to adjustment as provided in Section 10 of this Plan, the number of Common Shares covered by Replacement Option Rights granted under this Plan during any calendar year shall not in the aggregate exceed five percent of the Common Shares outstanding on January 1 of that year.

(iii) For the purposes of this Section 3(a):

(1) Upon payment in cash of the benefit provided by any award granted under this Plan, any Common Shares that were covered by that award shall again be available for issuance or transfer hereunder.

(2) Common Shares covered by any award granted under this Plan shall be deemed to have been issued or transferred, and shall cease to be available for future issuance or transfer in respect of any other award granted hereunder, at the earlier of the time when they are actually issued or transferred or the time when dividends or dividend equivalents are paid thereon; provided, however, that Restricted Shares shall be deemed to have been issued or transferred at the earlier of the time when they cease to be subject to a substantial risk of forfeiture or the time when dividends are paid thereon.

(b) The number of Performance Units that may be granted under this Plan shall not in the aggregate exceed 500,000. Performance Units that are granted under this Plan, but are not earned by the Participant at the end of the Performance Period, shall be available for future grants of Performance Units hereunder.

      4.  Option Rights. The Board may authorize grants to Participants of options to purchase Common Shares upon such terms and conditions as the Board may determine in accordance with the following provisions:

(a) Each grant shall specify the number of Common Shares to which it pertains.

(b) Each grant shall specify an Option Price per Common Share, which shall be equal to or greater than the Market Value per Share on the Date of Grant; provided, however, that the Option Price per Common Share of a Replacement Option Right, and that the Option Price per Common Share of an Option Right granted to a consultant, may be less than the Market Value per Share on the Date of Grant.

(c) Each grant shall specify the form of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include (i) cash in the form of currency or check or other cash equivalent acceptable to the Corporation, (ii) nonforfeitable, nonrestricted Common Shares that are already owned by the optionee and have a value at the time of exercise that is equal to the Option Price, (iii) any other legal consideration that the Board may deem appropriate, including but not limited to any form of consideration authorized under Section 4(d), on such basis as the Board may determine in accordance with this Plan and (iv) any combination of the foregoing.

(d) On or after the Date of Grant of any Nonqualified Option, the Board may determine that payment of the Option Price may also be made in whole or in part in the form of Restricted Shares or other Common Shares that are subject to risk of forfeiture or restrictions on transfer. Unless otherwise determined by the Board on or after the Date of Grant, whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this Section 4(d), the Common Shares received by the Optionee upon the exercise of the Nonqualified Option shall be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the consideration surrendered by the Optionee; provided, however, that such risks of forfeiture and restrictions on transfer shall apply only to the same number of Common Shares received by the Optionee as applied to the forfeitable or restricted Common Shares surrendered by the Optionee.

(e) Any grant may provide for deferred payment of the Option Price from the proceeds of sale through a broker on the date of exercise of some or all of the Common Shares to which the exercise relates.

(f) Successive grants may be made to the same Participant regardless of whether any Option Rights previously granted to the Participant remain unexercised.

(g) Each grant (i) shall specify the period or periods of continuous employment of the Optionee by the Corporation or any Subsidiary that are necessary before the Option Rights or installments thereof shall become exercisable and (ii) in the case of any grant subsequent to July 14, 1999, unless otherwise expressly determined in a resolution duly adopted by the Board on the Date of Grant or such later date on which the Board may ratify such grant, shall provide that the Option Rights shall (A) if the Optionee is a Nonaffiliate Director, immediately become fully exercisable upon the occurrence of a Change of Control of the Corporation or (B) if the Optionee is recognized by any Employer as a regular full time employee who is subject to U.S. income tax withholding, immediately become fully exercisable upon the termination of the Optionee’s employment by an Employer without Cause during the Accelerated Vesting Period or also, in the case of an Optionee who is an Executive, upon the termination of the Optionee’s employment by the Optionee for Good Reason during the Accelerated Vesting Period; provided, however, that any such Accelerated Vesting Provision shall be deemed void ab initio and shall be of no force or effect, if it should be determined that any such provision would prevent a proposed merger or other business combination that is intended by the parties thereto to be accounted for as a pooling of interests from being so accounted for.

(h) Option Rights granted pursuant to this Section 4 may be Nonqualified Options or Tax-Qualified Options or combinations thereof.

(i) On or after the Date of Grant of any Nonqualified Option, the Board may provide for the payment to the Optionee of dividend equivalents thereon in cash or Common Shares on a current, deferred or contingent basis, or the Board may provide that any dividend equivalents shall be credited against the Option Price.

(j) No Option Right granted pursuant to this Section 4 may be exercised more than 10 years from the Date of Grant.

(k) Each grant shall be evidenced by an agreement that shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Optionee and shall contain such terms and provisions as the Board may determine consistent with this Plan.

      5.  Appreciation Rights. The Board may authorize grants to Participants of Appreciation Rights. An Appreciation Right shall be a right of the Participant to receive from the Corporation an amount that shall be determined by the Board and shall be expressed as a percentage (not exceeding 100 percent) of the Spread at the time of the exercise of the Appreciation Right. Any grant of Appreciation Rights under this Plan shall be upon such terms and conditions as the Board may determine in accordance with the following provisions:

(a) Any grant may specify that the amount payable upon the exercise of an Appreciation Right may be paid by the Corporation in cash, Common Shares or any combination thereof and may (i) either grant to the Participant or reserve to the Board the right to elect among those alternatives or (ii) preclude the right of the Participant to receive and the Corporation to issue Common Shares or other equity securities in lieu of cash; provided, however, that no form of consideration or manner of payment that would cause Rule 16b-3 to cease to apply to this Plan shall be permitted.

(b) Any grant may specify that the amount payable upon the exercise of an Appreciation Right shall not exceed a maximum specified by the Board on the Date of Grant.

(c) Any grant may specify (i) a waiting period or periods before Appreciation Rights shall become exercisable and (ii) permissible dates or periods on or during which Appreciation Rights shall be exercisable.

(d) Any grant may specify that an Appreciation Right may be exercised only in the event of a Change of Control or other similar transaction or event.

(e) On or after the Date of Grant of any Appreciation Rights, the Board may provide for the payment to the Participant of dividend equivalents thereon in cash or Common Shares on a current, deferred or contingent basis.

(f) Each grant shall be evidenced by an agreement that shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Board may determine consistent with this Plan.

(g) Regarding Tandem Appreciation Rights only: Each grant shall specifically identify the related Option Right (or similar right granted under any other plan of the Corporation) and shall provide that the Tandem Appreciation Right may be exercised only (i) at a time when the related Option Right (or such similar right) is also exercisable and the Spread is positive and (ii) by surrender of the related Option Right (or such similar right) for cancellation.

(h) Regarding Free-Standing Appreciation Rights only:

(i) Each grant shall specify in respect of each Free-Standing Appreciation Right a Base Price per Common Share, which shall be equal to or greater than the Market Value per Share on the Date of Grant;

(ii) Successive grants may be made to the same Participant regardless of whether any Free-Standing Appreciation Rights previously granted to the Participant remain unexercised;

(iii) Each grant shall specify the period or periods of continuous employment of the Participant by the Corporation or any Subsidiary that are necessary before the Free-Standing Appreciation Rights or installments thereof shall become exercisable, and any grant may provide for the earlier exercise of the Free-Standing Appreciation Rights in the event of a Change of Control or other similar transaction or event; and

(iv) No Free-Standing Appreciation Right granted under this Plan may be exercised more than 10 years from the Date of Grant.

      6.  Restricted Shares. The Board may authorize grants or sales to Participants of Restricted Shares upon such terms and conditions as the Board may determine in accordance with the following provisions:

(a) Each grant or sale shall constitute an immediate transfer of the ownership of Common Shares to the Participant in consideration of the performance of services, entitling such Participant to dividend, voting and other ownership rights, subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

(b) Each grant or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Market Value per Share on the Date of Grant.

(c) Each grant or sale shall provide that the Restricted Shares covered thereby shall be subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code for a period to be determined by the Board on the Date of Grant, and any grant or sale may provide for the earlier termination of such period in the event of a Change of Control or other similar transaction or event.

(d) Each grant or sale shall provide that, during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Board on the Date of Grant. Such restrictions may include without limitation rights of repurchase or first refusal in the Corporation or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee.

(e) Any grant or sale may require that any or all dividends or other distributions paid on the Restricted Shares during the period of such restrictions be automatically sequestered and reinvested on an immediate or deferred basis in additional Common Shares, which may be subject to the same restrictions as the underlying award or such other restrictions as the Board may determine.

(f) Each grant or sale shall be evidenced by an agreement that shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Board may determine consistent with this Plan. Unless otherwise directed by the Board, all certificates representing Restricted Shares, together with a stock power that shall be endorsed in blank by the Participant with respect to the Restricted Shares, shall be held in custody by the Corporation until all restrictions thereon lapse.

      7.  Deferred Shares. The Board may authorize grants or sales of Deferred Shares to Participants upon such terms and conditions as the Board may determine in accordance with the following provisions:

(a) Each grant or sale shall constitute the agreement by the Corporation to issue or transfer Common Shares to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Board may specify.

(b) Each grant or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Market Value per Share on the Date of Grant.

(c) Each grant or sale (i) shall provide that the Deferred Shares covered thereby shall be subject to a Deferral Period, which shall be determined by the Board on the Date of Grant, and (ii) in the case of any grant or sale subsequent to July 14, 1999, unless otherwise expressly determined in a resolution duly adopted by the Board on the Date of Grant or such later date on which the Board may ratify such grant or sale, shall provide for the earlier termination of the Deferral Period, and the immediate vesting of the Participant’s rights to all of the Deferred Shares subject to the grant or sale, (A) if the Participant is a Nonaffiliate Director, upon the occurrence of a Change of Control of the Corporation or (B) if the Participant is recognized by any Employer as a regular full time employee who is subject to U.S. income tax withholding, upon the termination of the Participant’s employment by an Employer without Cause during the Accelerated Vesting Period or also, in the case of a Participant who is an Executive, upon the termination of the Participant’s employment by the Participant for Good Reason during the Accelerated Vesting Period; provided, however, that any such Accelerated Vesting Provision shall be deemed void ab initio and shall be of no force or effect, if it should be determined that any such provision would prevent a proposed merger or other business combination that is intended by the parties thereto to be accounted for as a pooling of interests from being so accounted for.

(d) During the Deferral Period, the Participant shall not have any rights of ownership in the Deferred Shares, shall not have any right to vote the Deferred Shares and, except as provided in Section 9(c), shall not have any right to transfer any rights under the subject award, but the Board may on or after the Date of Grant authorize the payment of dividend equivalents on the Deferred Shares in cash or additional Common Shares on a current, deferred or contingent basis.

(e) Each grant or sale shall be evidenced by an agreement that shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Board may determine consistent with this Plan.

      8.  Performance Shares and Performance Units. The Board may authorize grants of Performance Shares and Performance Units, which shall become payable to the Participant upon the achievement of specified Management Objectives, upon such terms and conditions as the Board may determine in accordance with the following provisions:

(a) Each grant shall specify the number of Performance Shares or Performance Units to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors.

(b) The Performance Period with respect to each Performance Share or Performance Unit (i) shall be determined by the Board on the Date of Grant and (ii) in the case of any grant made subsequent to July 14, 1999, unless otherwise expressly determined in a resolution duly adopted by the Board on the Date of Grant or such later date on which the Board may ratify such grant, shall provide for the earlier termination of the Performance Period, and the immediate vesting of the Participant’s rights to all of the Performance Shares or Performance Units subject to the grant, (A) if the Participant is a Nonaffiliate Director, upon the occurrence of a Change of Control of the Corporation or (B) if the Participant is recognized by any Employer as a regular full time employee who is subject to U.S. income tax withholding, upon the termination of the Participant’s employment by an Employer without Cause during the Accelerated Vesting Period or also, in the case of a Participant who is an Executive, upon the termination of the Participant’s employment by the Participant for Good Reason during the Accelerated Vesting Period; provided, however, that any such Accelerated Vesting Provision shall be deemed void ab initio and shall be of no force or effect, if it should be determined that any such provision would prevent a proposed merger or other business combination that is intended by the parties thereto to be accounted for as a pooling of interests from being so accounted for.

(c) Each grant shall specify the Management Objectives that are to be achieved by the Participant, which may be described in terms of Corporation-wide objectives or objectives that are related to the performance of the individual Participant or the Subsidiary, division, department or function within the Corporation or Subsidiary in which the Participant is employed or with respect to which the Participant provides consulting services.

(d) Each grant shall specify in respect of the specified Management Objectives a minimum acceptable level of achievement below which no payment will be made and shall set forth a formula for determining the amount of any payment to be made if performance is at or above the minimum acceptable level but falls short of full achievement of the specified Management Objectives.

(e) Each grant shall specify the time and manner of payment of Performance Shares or Performance Units that shall have been earned, and any grant may specify that any such amount may be paid by the Corporation in cash, Common Shares or any combination thereof and may either grant to the Participant or reserve to the Board the right to elect among those alternatives; provided, however, that no form of consideration or manner of payment that would cause Rule 16b-3 to cease to apply to this Plan shall be permitted.

(f) Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Board on the Date of Grant. Any grant of Performance Units may specify that the amount payable, or the number of Common Shares issuable, with respect thereto may not exceed maximums specified by the Board on the Date of Grant.

(g) On or after the Date of Grant of Performance Shares, the Board may provide for the payment to the Participant of dividend equivalents thereon in cash or additional Common Shares on a current, deferred or contingent basis.

(h) The Board may adjust Management Objectives and the related minimum acceptable level of achievement if, in the sole judgment of the Board, events or transactions have occurred after the Date of Grant that are unrelated to the performance of the Participant and result in distortion of the Management Objectives or the related minimum acceptable level of achievement.

(i) Each grant shall be evidenced by an agreement that shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Board may determine consistent with this Plan.

      9.  Transferability. (a) Except as otherwise determined by the Board, no Option Right, Appreciation Right or other derivative security granted under this Plan shall be transferable by a Participant other than by will or the laws of descent and distribution and, except as otherwise determined by the Board, Option Rights and Appreciation Rights shall be exercisable during a Participant’s lifetime only by the Participant or his or her guardian or legal representative.

(b) The Board may specify at the Date of Grant that all or any part of the Common Shares that are to be issued or transferred by the Corporation upon the exercise of Option Rights or Appreciation Rights, upon the termination of the Deferral Period applicable to Deferred Shares or upon payment under any grant of Performance Shares or Performance Units, or are to be no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 6 of this Plan, shall be subject to further restrictions on transfer.

(c) Notwithstanding the provisions of Section 9(a), Option Rights (other than Incentive Stock Options), Appreciation Rights, Restricted Shares, Deferred Shares, Performance Shares and Performance Units shall be transferable by a Participant, without payment of consideration therefor by the transferee, to any one or more members of the Participant’s Immediate Family (or to one or more trusts established solely for the benefit of one or more members of the Participant’s Immediate Family or to one or more partnerships in which the only partners are members of the Participant’s Immediate Family); provided, however, that (i) no such transfer shall be effective unless reasonable prior notice thereof is delivered to the Corporation and such transfer is thereafter effected in accordance with any terms and conditions that shall have been made applicable thereto by the Corporation or the Board and (ii) any such transferee shall be subject to the same terms and conditions hereunder as the Participant.

      10.  Adjustments. The Board may make or provide for such adjustments in the number of Common Shares covered by outstanding Option Rights, Appreciation Rights, Deferred Shares and Performance Shares granted hereunder, the Option Prices per Common Share or Base Prices per Common Share applicable to any such Option Rights and Appreciation Rights, and the kind of shares (including shares of another issuer) covered thereby, as the Board may in good faith determine to be equitably required in order to prevent dilution or expansion of the rights of Participants that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Corporation or (b) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of warrants or other rights to purchase securities or any other corporate transaction or event having an effect similar to any of the foregoing. In the event of any such transaction or event, the Board may provide in substitution for any or all outstanding awards under this Plan such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all awards so replaced. On or after the Date of Grant of any award under this Plan, the Board may provide in the agreement evidencing the award that the holder of the award may elect to receive an equivalent award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect, or the Board may provide that the holder will automatically be entitled to receive such an equivalent award. The Board may also make or provide for such adjustments in the numbers of Common Shares specified in Sections 3(a)(i) and 3(a)(ii) of this Plan as the Board may in good faith determine to be appropriate in order to reflect any transaction or event described in this Section 10.

      11.  Fractional Shares. The Corporation shall not be required to issue any fractional Common Shares pursuant to this Plan. The Board may provide for the elimination of fractions or for the settlement thereof in cash.

      12.  Withholding Taxes. To the extent that the Corporation is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this

Plan, and the amounts available to the Corporation for the withholding are insufficient, it shall be a condition to the receipt of any such payment or the realization of any such benefit that the Participant or such other person make arrangements satisfactory to the Corporation for payment of the balance of any taxes required to be withheld. At the discretion of the Board, any such arrangements may include relinquishment of a portion of any such payment or benefit. The Corporation and any Participant or such other person may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.

      13.  Participation by Employees of or Consultants to a Less-Than-Eighty-Percent Subsidiary. As a condition to the effectiveness of any grant or award to be made hereunder to a Participant who is an employee of or a consultant to a Less-Than-Eighty-Percent Subsidiary, regardless of whether the Participant is also employed by or engaged as a consultant to the Corporation or another Subsidiary, the Board may require the Less-Than-Eighty-Percent Subsidiary to agree to transfer to the Participant (as, if and when provided for under this Plan and any applicable agreement entered into between the Participant and the Less-Than-Eighty-Percent Subsidiary pursuant to this Plan) the Common Shares that would otherwise be delivered by the Corporation upon receipt by the Less-Than-Eighty-Percent Subsidiary of any consideration then otherwise payable by the Participant to the Corporation. Any such award may be evidenced by an agreement between the Participant and the Less-Than-Eighty-Percent Subsidiary, in lieu of the Corporation, on terms consistent with this Plan and approved by the Board and the Less-Than-Eighty-Percent Subsidiary. All Common Shares so delivered by or to a Less-Than-Eighty-Percent Subsidiary will be treated as if they had been delivered by or to the Corporation for the purposes of Section 3 of this Plan, and all references to the Corporation in this Plan shall be deemed to refer to the Less-Than-Eighty-Percent Subsidiary except with respect to the definitions of the Board and the Board and in other cases where the context otherwise requires.

      14.  Certain Terminations of Employment, Hardship and Approved Leaves of Absence. Notwithstanding any other provision of this Plan to the contrary, in the event of termination of employment by reason of death, disability, normal retirement, early retirement with the consent of the Corporation, termination of employment to enter public service with the consent of the Corporation or leave of absence approved by the Corporation, or in the event of hardship or other special circumstances, of a Participant who holds an Option Right or Appreciation Right that is not immediately and fully exercisable, any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, any Deferred Shares as to which the Deferral Period is not complete, any Performance Shares or Performance Units that have not been fully earned, or any Common Shares that are subject to any transfer restriction pursuant to Section 9(b) of this Plan, the Board may take any action that it deems to be equitable under the circumstances or in the best interests of the Corporation, including but not limited to waiving or modifying any limitation or requirement with respect to any award under this Plan.

      15.  Foreign Participants. In order to facilitate the making of any award or combination of awards under this Plan, the Board may provide for such special terms for awards to Participants who are foreign nationals, or who are employed by or engaged as consultants to the Corporation or any Subsidiary outside of the United States of America, as the Board may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. In addition, the Board may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements or alternative versions shall include any provisions that are inconsistent with the terms of this Plan, as then in effect, unless this Plan could have been amended to eliminate the inconsistency without further approval by the stockholders of the Corporation.

      16.  Administration of the Plan. (a) This Plan shall be administered by the Board, which may from time to time delegate all or any part of its authority under this Plan to a committee of the Board consisting of two or more members of the Board, or a subcommittee of a committee of the Board consisting exclusively of two or more “Non-Employee Directors” (as defined in Rule 16b-3), appointed by the Board. A majority of the committee (or subcommittee) shall constitute a quorum, and the action of the members of the committee (or subcommittee) present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of the committee (or subcommittee). To the extent of any such delegation, references in this Plan to the Board shall be deemed to be references to any such committee or subcommittee.

(b) The Board may from time to time reserve a specified number of Common Shares, subject to adjustment as provided in Section 10 of this Plan, for grants of Nonqualified Options to Participants who have agreed to commence employment with the Corporation or any Subsidiary and may delegate to one or more officers of the Corporation the authority to determine the Participants to whom such Nonqualified Options shall be granted, and to determine the number of such Common Shares to which any such Nonqualified Option shall pertain, subject to the terms and conditions of this Plan and the terms and conditions of an agreement evidencing any such Nonqualified Option and approved by the Board. For the purposes of Section 4(b) of this Plan, as it relates to any Nonqualified Option that shall be granted pursuant to this Section 16(b), (i) the Date of Grant shall be the date on which the Participant agrees to accept employment with the Corporation or any Subsidiary, which may precede the date on which the Participant’s employment actually commences (or, if such date is not specified in the Participant’s employment offer and acceptance materials, the Date of Grant will be the commencement date of such Participant’s employment with the Corporation or any Subsidiary), and (ii) the Market Value per Share on the Date of Grant shall be the closing price of the Common Shares on the Nasdaq Stock Market on the last trading day immediately preceding the Date of Grant.

(c) The interpretation and construction by the Board of any provision of this Plan or any agreement, notification or document evidencing the grant of Option Rights, Appreciation Rights, Restricted Shares, Deferred Shares, Performance Shares or Performance Units, and any determination by the Board pursuant to any provision of this Plan or any such agreement, notification or document, shall be final and conclusive. No member of the Board shall be liable for any such action taken or determination made in good faith.

      17.  Amendments and Other Matters. (a) The Board may at any time and from time to time amend this Plan in whole or in part; provided, however, that (1) any amendment that must be approved by the stockholders of the Corporation in order to comply with applicable law or the rules of the Nasdaq National Market shall not be effective unless and until such approval has been obtained and (2) the provisions of Sections 4(g), 7(c) and 8(b), including but not limited to clause (ii) of each of these Sections, may not be amended following a Change of Control in any way that would adversely affect the rights of holders of awards granted under Sections 4, 7 and 8 hereof after July 14, 1999.

(b) With the concurrence of the affected Participant, the Board may cancel any agreement evidencing Option Rights or any other award granted under this Plan. In the event of any such cancellation, the Board may authorize the granting of new Option Rights or other awards hereunder, which may or may not cover the same number of Common Shares as had been covered by the canceled Option Rights or other award, at such Option Price, in such manner and subject to such other terms, conditions and discretion as would have been permitted under this Plan had the canceled Option Rights or other award not been granted.

(c) The Board may grant under this Plan any award or combination of awards authorized under this Plan, including but not limited to Replacement Option Rights, in exchange for the surrender and cancellation of an award that was not granted under this Plan (including but not limited to an award that was granted by the Corporation or a Subsidiary, or by another corporation that is acquired by the Corporation or a Subsidiary by merger or otherwise, prior to the adoption of this Plan by the Board), and any such award or combination of awards so granted under this Plan may or may not cover the same number of Common Shares as had been covered by the canceled award and shall be subject to such other terms, conditions and discretion as would have been permitted under this Plan had the canceled award not been granted.

(d) This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Corporation or any Subsidiary and shall not interfere in any way with any right that the Corporation or any Subsidiary would otherwise have to terminate any Participant’s employment or other service at any time.

(e) To the extent that any provision of this Plan would prevent any Option Right that was intended to qualify as a Tax-Qualified Option from so qualifying, any such provision shall be null and void with respect to any such Option Right; provided, however, that any such provision shall remain in effect with respect to other Option Rights, and there shall be no further effect on any provision of this Plan.

(f) The Board may also permit Participants to elect to defer the issuance of Common Shares or the settlement of awards in cash under this Plan pursuant to such procedures, programs or rules as the Board may establish for the purposes of this Plan. The Board may also provide that deferred issuances and settlements include the payment or crediting of dividend equivalents or interest on the deferral amounts.

(g) The Board may condition the grant of any award or combination of awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or a Subsidiary to the Participant.

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                                                              Preliminary Copies

                             NEXTEL COMMUNICATIONS, INC.
                     ANNUAL MEETING OF STOCKHOLDERS, MAY 25, 2000
P                PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
R
O      This proxy is solicited on behalf of the Board of Directors for use at
X      the Annual Meeting of Stockholders. The undersigned hereby appoints
Y      Thomas J. Sidman and Christie A. Hill, and each of them, as Proxies, each with the power to appoint his or her substitutes, and hereby authorizes them to represent and to vote, as designated below and in accordance with their judgment upon any other matter properly presented, all the shares of Class A Common Stock, par value $0.001 per share (the "Class A Common
       Stock"), of Nextel Communications, Inc. (the "Company") held of record by the undersigned at the close of business on March 31, 2000, at the
       Annual Meeting of Stockholders to be held on May 25, 2000 or any adjournment or postponement thereof.

       THE BOARD OF DIRECTORS RECOMMENDS THE FOLLOWING VOTE:

       1. FOR the election of the nominees named herein as directors of the
          Company

       2. FOR the amendment to the Company's Certificate of Incorporation increasing the authorized number of shares of capital stock from
          613,883,948 to 2,233,883,948

       3. FOR approval of the Company's Amended and Restated Incentive Equity
          Plan which would increase the number of shares issuable under the plan from 45,000,000 to 90,000,000 shares of Class A Common Stock

       4. FOR ratification of the appointment of Deloitte & Touche LLP as the
          Company's independent auditors for the fiscal year 2000.

       Should any nominee decline or be unable to accept such nomination to serve as a director, an event that the Company does not currently anticipate, the persons named in the enclosed proxy reserve the right, in their discretion, to vote for a lesser number of or for substitute nominees designated by the Board of Directors.

                PLEASE MARK, SIGN, DATE AND RETURN THIS FORM PROMPTLY
                              IN THE ENCLOSED ENVELOPE.

                                                                     -----------
                                                                     SEE REVERSE
                                                                        SIDE
                                                                     -----------

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                             /\ FOLD AND DETACH HERE /\

[X] Please make your                                                      [9409
    votes as in this
    example.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR all four proposals.

----------------------------------------------------------------------------
----------------------------------------------------------------------------
1. Election of          FOR  WITHHELD
   Directors to serve   [ ]    [ ]     Nominees: 01. William E. Conway, Jr.
   until the 2003                                02. Morgan E. O'Brien
   Annual Meeting of                             03. William A. Hoglund
   Shareholders.                                     (Class A Preferred)

Except, for votes withheld from the following nominees:

   ----------------------------------
----------------------------------------------------------------------------

                                    FOR AGAINST WITHHELD
2. Amendment to the Company's       [ ]   [ ]      [ ]
   Certificate of Incorporation
   increasing the authorized number
   of shares of capital stock from
   613,883,948 to 2,233,883,948.

3. Approval of the Company's        [ ]   [ ]      [ ]
   Amended and Restated Incentive
   Equity Plan which would
   increase the number of shares
   issuable under the plan from
   45,000,000 to 90,000,000 shares
   of Class A Common Stock.

4. Ratification of the appointment  [ ]   [ ]      [ ]
   of Deloitte & Touche LLP
   as the Company's independent
   auditors for fiscal year 2000.
----------------------------------------------------------------------------
     Please indicate by a check mark whether you plan [ ]
     to attend the Annual Meeting of Stockholders.
----------------------------------------------------------------------------
Please sign your name below. When shares are held by joint
tenants, both should sign. When signing as attorney,
executor, administrator, trustee or guardian, please give
the full title or capacity. If a corporation, please sign
in corporate name by an authorized officer and give title.
If a partnership, please sign in partnership name by an
authorized person.

----------------------------------------------------------------------------
                   PRINT NAME OF STOCKHOLDER

----------------------------------------------------------------------------
      SIGNATURES(S)                           DATE
----------------------------------------------------------------------------
                          - FOLD AND DETACH HERE -

                                     NEXTEL
                         PROXY VOTING INSTRUCTION CARD

Your vote is important. Casting your vote in one of the three ways described on this instruction card votes all common shares of Nextel Communications, Inc.
that you are entitled to vote.

Please consider the issues discussed in the proxy statement and cast your vote by:

     [COMPUTER      - Accessing the World Wide Web site
      GRAPHIC]        http://www.eproxyvote.com/nxtl to vote via the Internet.

     [TELEPHONE     - Using a touch-tone telephone to vote by phone toll free
      GRAPHIC]        from the U.S. or Canada. Simply dial 1-877-779-8683 and
                      follow the instructions. When you are finished voting,
                      your vote will be confirmed and the call will end.

     [ENVELOPE      - Completing, dating, signing and mailing the proxy card in
      GRAPHIC]        the postage-paid envelope included with the proxy
                      statement or sending it to Nextel Communications, Inc.,
                      c/o First Chicago Trust Company a Division of EquiServe,
                      P.O. Box 8226, Edison, New Jersey 08818-9081.

You can vote by phone or via the Internet anytime prior to May 24, 2000. You will need the control number printed at the top of this instruction card to vote by phone or via the Internet. If you do so, you do not need to mail in your proxy card.